As filed with the Securities and Exchange Commission on October 30, 2026

Securities Act File No. 333-299132

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☑

Pre-Effective Amendment No. 2

Post-Effective Amendment No. ☐

NEW AGE ALPHA FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

555 Theodore Fremd Avenue Suite A–101 Rye, New York 10580
(Address of Principal Executive Offices) (Zip Code)

(212) 922-2699
(Registrant’s Area Code and Telephone Number)

Cogency Global Inc.
850 New Burton Road; Suite 201
Dover, Delaware 19904
(Name and Address of Agent for Service)

With copies to:
Bo James Howell	Michael J. Semack
FinTech Law, LLC	New Age Alpha LLC
6224 Turpin Hills Dr.	555 Theodore Fremd Ave, Suite A-101
Cincinnati, OH 45244	Rye, NY 10580

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Title of Securities Being Registered: Shares of NAA Allocation ETF, a series of the Registrant. The Registrant has heretofore declared its intention to register an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith in reliance upon Section 24(f).

The information in this combined information statement and prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This combined information statement and prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

COMBINED INFORMATION STATEMENT AND PROSPECTUS

For the Reorganization of

NAA Allocation Fund

Class A Shares (Ticker: TVRAX)
Class C Shares (Ticker: TVRCX)
Institutional Class Shares (Ticker: TVRIX)
Class P Shares (Ticker: TVFRX)

into the

NAA Allocation ETF

(Ticker: HFA)

Each a series of New Age Alpha Funds Trust

555 Theodore Fremd Avenue
Suite A-101
Rye, New York 10580

(833) 840-3937   ●   www.naafunds.com

November 2, 2026

NAA ALLOCATION FUND
A SERIES OF NEW AGE ALPHA FUNDS TRUST

555 THEODORE FREMD AVE. SUITE A-101
RYE, NY 10580

November 2, 2026

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of New Age Alpha Funds Trust (the “Trust”), we are sending you this information because you are a shareholder of the NAA Allocation Fund (the “Target Fund”), a series of the Trust.

New Age Alpha Advisors, LLC (d/b/a New Age Alpha) (the “Adviser”), the investment adviser to the Target Fund, has recommended, and the Board has approved, the reorganization (the “Reorganization”) of the Target Fund into the NAA Allocation ETF (the “Acquiring Fund” or the “ETF”), a newly created series of the Trust that is structured and operates as an exchange-traded fund. The Board has determined that the Reorganization is in the best interests of the shareholders of the Target Fund and the Acquiring Fund. The Target Fund and the Acquiring Fund are separate series of the Trust and are sometimes referred to individually as a “Fund” and together as the “Funds.” The Funds have the same investment objective and identical fundamental investment policies, and the Acquiring Fund has substantially similar principal investment strategies to those of the Target Fund. The principal difference between the Funds is that the Acquiring Fund is an exchange-traded fund whose shares are listed and traded on a national securities exchange, while the Target Fund is a conventional open-end mutual fund. These and other differences are described in the enclosed combined information statement and prospectus (the “Information Statement/Prospectus”).

At a meeting held on September 1, 2026, the Board, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”), approved the Reorganization. The Board considered, among other things, that: (1) the Funds have the same investment objective, identical fundamental investment policies, and substantially similar principal investment strategies; (2) the same Adviser and the same portfolio managers who currently manage the Target Fund will manage the Acquiring Fund following the Reorganization; (3) the Acquiring Fund is expected to have lower net annual operating expenses than each class of the Target Fund, primarily as a result of the elimination of Rule 12b-1 distribution and service fees and a lower net expense limitation; (4) shareholders may benefit from certain features of the ETF structure, including the ability to trade shares intraday on an exchange, the potential for greater tax efficiency, and the daily transparency of portfolio holdings; and (5) the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. A discussion of the factors considered by the Board is set forth in the enclosed Information Statement/Prospectus.

The Agreement and Plan of Reorganization provides that the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund. In exchange, the Acquiring Fund will issue shares to the Target Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s shares as of the close of business on the business day the transfer occurs. These transfers are expected to occur on or about December 4, 2026 (the “Closing Date”). Immediately thereafter, the Target Fund will distribute the

Acquiring Fund shares it receives to its shareholders in complete liquidation of the Target Fund, so that each Target Fund shareholder will receive Acquiring Fund shares (other than cash received in lieu of fractional shares) with the same aggregate net asset value as the Target Fund shares held immediately before the Reorganization.

The Target Fund offers four classes of shares, Class A, Class C, Institutional Class, and Class P. The Acquiring Fund offers only one class of shares. As part of the Reorganization, on or around November 20, 2026, all issued and outstanding Class A, Class C, and Class P shares of the Target Fund will convert to Institutional Class shares of the Target Fund (the “Share Class Consolidation”). The Share Class Consolidation is intended to move shareholders into the share class that most closely resembles the Acquiring Fund’s sole share class. The Share Class Consolidation will be effected on the basis of the relative net asset values of the three relevant classes, without the imposition of any sales load, fee, or other charges.

Because the Acquiring Fund is an ETF, certain shareholders may need to take action. To receive shares of the Acquiring Fund in the Reorganization, you must hold your Target Fund shares through a brokerage account that can accept and hold shares of an ETF. If you hold your Target Fund shares directly with the Fund’s transfer agent, or in an account (such as certain individual retirement accounts or group retirement plans) that can hold only mutual fund shares, you will need to transfer your shares to a brokerage account that can hold ETF shares before the Closing Date. If you do not do so, your Target Fund shares may be liquidated and you may receive a cash distribution, which may be a taxable event. In addition, because ETFs do not issue fractional shares, you may receive a cash payment in lieu of any fractional shares, which also may be a taxable event. These matters are described in the enclosed Information Statement/Prospectus.

Following the Reorganization, the Target Fund will be terminated and will cease operations as a series of the Trust. Shareholders of the Target Fund will not be assessed any sales charges, redemption fees, or other shareholder fees by the Funds in connection with the Reorganization.

The Reorganization does not require your approval, and you are not being asked to vote. We ask that you review the enclosed Information Statement/Prospectus carefully and retain it for future reference.

We appreciate your continued support.

Sincerely,
/s/ Keith D. Kemp
Keith D. Kemp
President, New Age Alpha Funds Trust

INFORMATION STATEMENT/PROSPECTUS

November 2, 2026

Provided to Shareholders of the

NAA Allocation Fund

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of Beneficial Interest of:
NAA Allocation Fund Class A (TVRAX) Class C (TVRCX) Institutional Class (TVRIX) Class P (TVFRX) (a series of New Age Alpha Funds Trust)	NAA Allocation ETF (Ticker: HFA) (a series of New Age Alpha Funds Trust)

(each an open-end management investment company)

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement/Prospectus contains important information about the Reorganization described herein. Please read it carefully and keep it for future reference.

This combined Information Statement/Prospectus is furnished to shareholders of NAA Allocation Fund (the “Target Fund”), a series of New Age Alpha Funds Trust (the “Trust”), in connection with the Agreement and Plan of Reorganization (the “Agreement”) that has been approved by the Board of Trustees (the “Board”) of the Trust.

The Target Fund will be reorganized into a newly created exchange-traded fund, NAA Allocation ETF (the “Acquiring Fund” and together with the Target Fund, the “Funds”), a series of the Trust. The Target Fund will be liquidated (the reorganization and liquidation together, the “Reorganization”). The Reorganization is scheduled to take place as of the close of business of the New York Stock Exchange on December 4, 2026, or such other time and date as the parties may agree (the “Closing Date”).

Shares of the Acquiring Fund are expected to be listed for trading on Cboe BZX Exchange, Inc.

An investment in either the NAA Allocation Fund or the NAA Allocation ETF is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in either of the Funds.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THIS INFORMATION STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TO OBTAIN MORE INFORMATION

To obtain more information about the NAA Allocation Fund (the “Target Fund”) and the NAA Allocation ETF (the “Acquiring Fund”) (collectively, the “Funds”), please write or call for a free copy of the current prospectus, statement of additional information, or annual or semi-annual shareholder report. More information about the Funds is available at www.naafunds.com.

By Phone:	(833) 840-3937
By Mail:	New Age Alpha Funds Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707
Online:	www.naafunds.com

The following documents, each having been filed with the SEC, are incorporated by reference into this Information Statement/Prospectus:

●	The Statement of Additional Information dated November 2, 2026 relating to this Information Statement/Prospectus (the “Reorganization SAI”);

●	The Prospectus and Statement of Additional Information of the Target Fund, dated January 28, 2026, each as supplemented from time to time;

●	The Prospectus and Statement of Additional Information of the Acquiring Fund, dated [____________], 2026, each as supplemented from time to time;

●	The Annual Report to shareholders of the Target Fund for the fiscal year ended September 30, 2025, which contains audited financial statements for the Target Fund ; and

●	The Semi-Annual Report to shareholders of the Target Fund for the fiscal period ended March 31, 2026, which contains unaudited financial statements for the Target Fund.

These documents are on file with the SEC and are available through its website at www.sec.gov (Registration Statement File No. 333-277581; Investment Company Act File No. 811-23945). Copies of this information may be obtained, without charge, by contacting the Funds as described above.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and the rules, regulations, and exemptive orders thereunder, and in accordance therewith file reports and other information with the SEC.

This Information Statement/Prospectus is expected to be mailed on or about November 6, 2026 to shareholders of record of the Target Fund as of September 30, 2026 (the “Record Date”).

Table of Contents

Questions and Answers	7
Summary of the Reorganization	10
Comparison of the Funds’ Investment Objective and Principal Investment Strategies	11
Comparison of the Funds’ Fees and Expenses	13
Portfolio Turnover	15
Comparison of the Funds’ Principal Investment Risks	15
Comparison of the Funds’ Performance	20
Management of the Funds	22
Comparison of Share Structure, Purchase, Redemption and Exchange Policies	23
Comparison of Service Providers	24
Federal Income Tax Consequences of the Reorganization	25
Information Relating to the Reorganization	25
Description of the Reorganization	25
Actions Required of Certain Shareholders (Brokerage Accounts)	26
Terms of the Agreement and Plan of Reorganization	26
Reasons for the Reorganization and Board Considerations	27
Federal Income Taxes	29
Expenses of the Reorganization	29
Continuation of Shareholder Accounts	29
Legal Matters	30
Experts	30
Board Recommendation and Shareholder Vote Not Required	30
Other Information	30
Capitalization	30
Outstanding Shares and Beneficial Ownership	31
Appendix A: Form of Agreement and Plan of Reorganization	A-1
Appendix B: Additional Information Regarding the Acquiring Fund	B-1

Questions and Answers

We recommend that you read the complete Information Statement/Prospectus. The following Questions and Answers provide an overview of the key features of the reorganization (the “Reorganization”) of the NAA Allocation Fund (the “Target Fund”) into the NAA Allocation ETF (the “Acquiring Fund” or the “ETF”). The Target Fund and the Acquiring Fund are each sometimes referred to separately as a “Fund,” and together as the “Funds.”

Q. What is this document, and why did we send it to you?

A. This is an Information Statement/Prospectus that provides you with information about an Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund. Both Funds are series of New Age Alpha Funds Trust (the “Trust”). When the Reorganization is completed, your shares of the Target Fund, a conventional open-end mutual fund, will be exchanged for shares of the Acquiring Fund, an exchange-traded fund, and the Target Fund will be liquidated and terminated as a series of the Trust. You are receiving this Information Statement/Prospectus because you owned shares of the Target Fund as of the Record Date. The Reorganization is expected to be effective as of the close of business on or about December 4, 2026, or such other date as the parties may agree (the “Closing Date”).

Q. Has the Board of Trustees approved the Reorganization?

A. Yes. The Board of Trustees of the Trust (the “Board”) has approved the Reorganization. After careful consideration, the Board, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determined that participation in the Reorganization is in the best interests of each Fund and that the interests of the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization.

Q. Why is the Reorganization occurring?

A. The Adviser recommended the Reorganization to the Board. Based on that recommendation and other information considered, the Board determined that Target Fund shareholders may benefit from the Reorganization because they will have the opportunity to remain invested, on a tax-free basis, in a fund with the same investment objective, identical fundamental investment policies, substantially similar principal investment strategies, and the same Adviser and portfolio managers, while gaining the features of the ETF structure. The Reorganization is also expected to result in lower net annual operating expenses for shareholders.

Q. How will the Reorganization affect me as a shareholder?

A. Upon the closing of the Reorganization, all of the assets and liabilities of the Target Fund will be transferred to the Acquiring Fund. Provided that you hold your shares in a brokerage account that can accept ETF shares, you will receive shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization (other than cash received in lieu of any fractional shares). The Target Fund currently offers four classes of shares (Class A, Class C, Institutional Class, and Class P); the Acquiring Fund offers a single class of shares. Prior to the closing of the Reorganization, the Target Fund will consolidate Class A, Class C, and Class P shares into Institutional Class shares (the “Share Class Consolidation”) so that it has a single class of shares outstanding and so that each holder of Institutional Class shares holds shares of that class with an aggregate value equal to the aggregate value of any shares of the Target Fund held immediately prior to the Share Class

Consolidation. The aggregate net asset value of your Acquiring Fund shares as a result of the Reorganization will equal the same aggregate net asset value of the shares of the Target Fund you held immediately prior to the reorganization (less the amount of cash received, if any, for Target Fund shares that in the aggregate have a value less than the NAV per share of the Acquiring Fund) . No sales charges, commissions, redemption fees, or similar fees will be imposed by the Funds in connection with the Reorganization.

Q. I own shares of the Target Fund. Do I need to do anything to receive shares of the ETF?

A. Possibly. In order to receive shares of the Acquiring Fund in the Reorganization, you must hold your Target Fund shares through a brokerage account that can hold shares of an ETF. If you hold your Target Fund shares in a brokerage account that can hold ETF shares, no action is required on your part. If you hold your Target Fund shares directly with the Fund’s transfer agent, or in an account that can hold only mutual fund shares (such as certain individual retirement accounts or group retirement plans), you should contact your broker or financial intermediary to transfer your shares into a brokerage account that can accept ETF shares before the Closing Date. If you do not do so, your Target Fund shares may be liquidated and you may receive a cash distribution equal to the net asset value of your shares (less any applicable fees your intermediary may charge), which may be a taxable event. If you are unsure about whether your account can hold ETF shares, please contact your broker or financial intermediary.

Q. What happens to fractional shares?

A. ETFs, such as the Acquiring Fund, generally do not issue fractional shares. As a result, you will receive whole shares of the Acquiring Fund, and you may receive a cash payment in lieu of any fractional shares of the Acquiring Fund you would otherwise have received. The receipt of cash in lieu of fractional shares may be a taxable event for shareholders that hold their shares in a taxable account.

Q. How do the Funds’ investment objectives and strategies compare?

A. The Funds have the same investment objective — to seek long-term capital growth — and identical fundamental investment policies. The Acquiring Fund has principal investment strategies that are substantially similar to those of the Target Fund; both Funds are asset allocation funds that use the Adviser’s proprietary “h-factor” methodology and generally maintain exposure of at least 15% to fixed income and up to 85% to equity. Because the Acquiring Fund is an ETF, it is subject to certain additional risks that do not apply to the Target Fund, as described in this Information Statement/Prospectus.

Q. How do the fee and expense structures of the Funds compare?

A. The Funds have the same contractual management fee of 0.95% of average daily net assets. However, the Acquiring Fund does not charge any Rule 12b-1 distribution or service fees and has a lower net expense limitation. As a result, the Acquiring Fund is expected to have total annual operating expenses limited to 0.99% (after fee waivers and/or expense reimbursements), which is lower than the contractual expense limit applicable to each class of the Target Fund (1.45% for Class A, 2.05% for Class C, 1.05% for Institutional Class, and 1.30% for Class P). See “Comparison of the Funds’ Fees and Expenses.”

Q. Can the Adviser recover fees it waived or expenses it reimbursed for the Target Fund after the Reorganization?

A. No. Under its expense limitation agreement with the Target Fund, the Adviser may seek reimbursement of fees it waived and expenses it reimbursed for three years from the date of the waiver or reimbursement. That right applies only to the Target Fund and will not carry over to the Acquiring Fund. As of March 31,

2026, $111,524 of previously waived fees and reimbursed expenses remained subject to potential reimbursement by the Target Fund; none of that amount will be recoverable from the Acquiring Fund. The Acquiring Fund’s expense limitation agreement applies only to fees waived and expenses reimbursed with respect to the Acquiring Fund on and after the Closing Date. See “Recovery of Previously Waived Fees and Reimbursed Expenses” in Appendix B.

Q. When will the Reorganization occur?

A. The Reorganization is expected to take effect as of the close of business on or about December 4, 2026, or as soon as practicable thereafter.

Q. Who will pay for the Reorganization?

A. The Adviser will bear the costs of the Reorganization, including legal, accounting, printing, and mailing costs. The Target Fund and the Acquiring Fund will not bear any of the direct costs of the Reorganization. Shareholders may, however, indirectly bear transaction costs and any related tax consequences associated with any repositioning of the Target Fund’s portfolio. See “Expenses of the Reorganization.”

Q. Will the Reorganization result in any federal income tax liability to me?

A. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. Accordingly, shareholders generally are not expected to recognize gain or loss on the exchange of their Target Fund shares for Acquiring Fund shares. However, you may recognize gain or loss to the extent you receive cash, for example, in lieu of fractional shares, or if your investment is liquidated because you do not hold your shares in an account that can accept ETF shares. You should consult your own tax adviser regarding your particular situation. See “Federal Income Taxes.”

Q. Can I redeem my shares of the Target Fund before the Reorganization takes place?

A. Yes. You may redeem your shares at any time before the Reorganization takes place as set forth in the Target Fund’s prospectus. If you choose to do so, your request will be treated as a normal redemption of shares and may be a taxable event if you hold your shares in a taxable account.

Q. Will shareholders have to pay any sales load, commission, or other similar fee in connection with the Reorganization?

A. No. Shareholders will not pay any sales load, commission, redemption fee, or other similar fee imposed by the Funds in connection with the Reorganization. Following the Reorganization, as an ETF shareholder, you may be subject to customary brokerage commissions charged by your broker and other costs of maintaining a brokerage account, and you may pay the bid-ask spread when buying or selling ETF shares in the secondary market.

Q. Whom do I contact for further information?

A. You can contact your financial adviser for further information. You may also contact the Funds at (833) 840-3937 or visit the Funds’ website at www.naafunds.com.

Important additional information about the Reorganization is set forth in the accompanying Information Statement/Prospectus. Please read it carefully.

Summary of the Reorganization

The following is a summary of certain information contained elsewhere in this Information Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained herein and in the documents incorporated by reference. Shareholders should read the entire Information Statement/Prospectus carefully, together with the Agreement and Plan of Reorganization, the form of which is attached as Appendix A.

The Trust and the Funds

New Age Alpha Funds Trust (the “Trust”) is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The NAA Allocation Fund (the “Target Fund”) and the NAA Allocation ETF (the “Acquiring Fund,” and, together with the Target Fund, the “Funds”) are each organized as separate series of the Trust. The Target Fund is a conventional open-end mutual fund. The Acquiring Fund is an exchange-traded fund whose shares are expected to be listed and traded on the Cboe BZX Exchange, Inc. (the “Exchange”). The investment objective of each Fund is to seek long-term capital growth.

New Age Alpha Advisors, LLC (d/b/a New Age Alpha) (the “Adviser”) is the investment adviser to the Target Fund and will serve as the investment adviser to the Acquiring Fund. The same portfolio managers who currently manage the Target Fund will manage the Acquiring Fund following the Reorganization.

The Reorganization

You should read this entire Information Statement/Prospectus and the form of Agreement and Plan of Reorganization (the “Plan”), which is included in Appendix A. The Plan provides that the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund. In exchange, the Acquiring Fund will issue shares to the Target Fund having an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s shares as of the close of business on the Closing Date. Immediately thereafter, the Target Fund will distribute those Acquiring Fund shares (and cash in lieu of any fractional shares) to its shareholders in complete liquidation of the Target Fund, and the Target Fund will be terminated as a series of the Trust.

At a meeting held on September 1, 2026, the Board approved the Plan on behalf of each Fund. Because the Funds are affiliated persons by reason of having a common investment adviser, the Reorganization is being effected in reliance on Rule 17a-8 under the 1940 Act. As permitted by Rule 17a-8 and the Trust’s governing documents, and as described under “Board Recommendation and Shareholder Vote Not Required,” shareholder approval of the Reorganization is not required and is not being sought.

In addition, you should be aware that:

●	the Funds have the same investment objective and identical fundamental investment policies, and the Acquiring Fund has nearly identical principal investment strategies to those of the Target Fund;

●	the Acquiring Fund is expected to have lower net annual operating expenses than each class of the Target Fund;

●	the Adviser will bear the direct costs of the Reorganization;

●	the Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, although cash received (for example, in lieu of fractional shares) may be taxable; and

●	because the Acquiring Fund is an ETF, shareholders who do not hold their Target Fund shares in a brokerage account that can accept ETF shares must take action before the Closing Date to avoid having their shares liquidated for cash.

Comparison of the Funds’ Investment Objective and Principal Investment Strategies

The Funds have the same investment objective. Each Fund seeks long-term capital growth. The investment objective of each Fund is non-fundamental and may be changed by the Board without shareholder approval upon at least 60 days’ prior written notice to shareholders.

The Target Fund and the Acquiring Fund employ nearly identical principal investment strategies in seeking to achieve their respective investment objectives.

Each of the Target Fund and the Acquiring Fund is an asset allocation fund. Under normal circumstances, each Fund uses a balanced approach to invest in a broad range of securities, including equity, debt, and securities issued and guaranteed by the U.S. government and federal agencies and instrumentalities. Each Fund’s asset allocation strategy diversifies equity securities and fixed-income investments. Each Fund employs a proprietary quantitative model to determine the exposure between equity and fixed income to participate in rising markets while attempting to preserve capital during market declines. Each Fund’s exposure will generally be at least 15% fixed income and up to 85% equity.

Proprietary h-factor methodology description – Target Fund:

In selecting investments for the Target Fund, the Adviser uses qualitative and quantitative analysis, credit research, and other proprietary strategies to identify securities that, in combination, are expected to contribute to exceeding the total return of the Blended Allocation Index by attempting to avoid the “losers” in the Index. The “avoid the losers” philosophy is fundamental to the underlying actuarial-like approach of the Adviser with respect to asset management. In its attempts to generate alpha, the Adviser does not aim to pick the winners; instead, it aims to avoid the losers. A loser is a company that, according to the Adviser’s investment methodology, cannot deliver revenue growth to support its stock price. The Adviser has developed a probability-based measure to identify and avoid these stocks, called the h-factor (“h-factor”), which is the foundation of the Adviser’s investment philosophy. The h-factor measures the probability a company cannot deliver the revenue growth indicated by its stock price. In buying and selling securities for the Target Fund, the Adviser will apply its proprietary h-factor methodology to its security selection process. H-factor uses an algorithm rooted in actuarial risk principles to construct a portfolio with exposure to returns across sectors, styles, geographies, and asset classes. Using an actuarial-based approach, h-factor aims to identify underpriced and overpriced securities and assign them an h-factor score, which is the probability that the issuer will not deliver revenue growth to support the securities’ current price. By assigning these scores, the Adviser seeks to avoid the overpriced securities and invest in the underpriced securities.

Proprietary h-factor methodology description – Acquiring Fund:

In selecting investments for the Acquiring Fund, the Adviser uses qualitative and quantitative analysis, credit research, and other proprietary strategies to identify securities that, in combination, are expected to contribute to exceeding the total return of the Blended Allocation Index (defined below). The Adviser’s investment philosophy is based on attempting to avoid the “losers” rather than predicting the “winners.” A loser is a company that, according to the Adviser’s investment methodology, is unlikely to deliver the revenue growth necessary to support its current stock price. The Adviser has developed a proprietary probability-based measure, called the Human Factor or h-factor (“h-factor”), to identify securities that may be overpriced relative to their underlying fundamentals.

The h-factor methodology is based on the premise that human biases and the interpretation of uncertain information can cause securities to become mispriced. The h-factor algorithm evaluates the revenue growth implied by a company’s current stock price in relation to its historical financial performance and other publicly available information. Each company is assigned an h-factor score from 0% to 100% representing the estimated probability that the company will fail to deliver the growth necessary to support its stock price. Higher scores indicate a greater probability of such an outcome. The Adviser uses these scores to identify and generally exclude a portion of the securities with the highest h-factor scores within the applicable investment universe. For example, the Adviser may exclude approximately 20% of the securities with the highest scores. The percentage excluded may vary based on market conditions, investment opportunities, and portfolio management considerations.

Equity Allocation

Under normal circumstances, each Fund’s equity allocation pursues its objective by investing in large-capitalization securities. Each Fund generally defines large market capitalization as those companies with market capitalizations generally falling within the range of the S&P 500® Index. The capitalization range of the S&P 500® Index is between $5.1 billion and $4.8 trillion as of June 30, 2026. Each Fund’s equity allocation will primarily invest in equity securities, including common stocks, REITs, options, warrants, convertible securities of U.S. and U.S. dollar-denominated foreign issuers, and American Depositary Receipts (“ADRs”). Convertible securities are hybrid financial instruments that typically consist of bonds, debentures, or preferred shares that can be converted into a specified number of common or preferred shares of the issuing company, typically at the option of the security holder. Each Fund may also invest in various investment vehicles for portfolio management purposes, such as mutual funds and exchange-traded funds (“ETF”), including for cash management and liquidity management, to obtain a higher return on collateral positions and achieve greater diversification and trading efficiency than would usually be experienced by investing directly and separately in individual securities. In selecting mutual funds and ETFs for investment, the Adviser will prioritize investments that align with and support each Fund’s overall strategy, which, with respect to the Acquiring Fund, may include other mutual funds or ETFs managed by the Adviser.

Fixed-Income Allocation

The fixed-income allocation of each Fund primarily invests in investment-grade and high-yield corporate bonds and/or, with respect to the Acquiring Fund, ETFs, as well as government, asset-backed, mortgage-backed, and similar debt securities and money market instruments. The rating category of a security will be determined at the time of purchase. If a security is subsequently downgraded, a Fund will not be obligated to dispose of that security but may continue to hold the security if deemed appropriate by the portfolio managers. Each Fund may also invest in unrated securities based on the portfolio managers’ assessment of their credit quality.

“Investment grade” quality means securities that are rated at the time of purchase Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s), BBB- or higher by Standard & Poor’s Ratings Services (“Standard & Poor’s”), an equivalent rating by another nationally recognized statistical rating organization, or unrated securities determined by the Adviser to be of comparable credit quality. High-yield securities (i.e., junk bonds), often referred to as “below investment grade,” include those rated below Baa3 by Moody’s, BBB- by Standard & Poor’s, an equivalent rating by another nationally recognized statistical rating organization, or unrated securities determined by the Adviser to be of comparable credit quality. To gain exposure to certain asset classes, each Fund may invest in varying combinations of affiliated investment companies advised by the Adviser.

Each Fund will sell investments when they no longer meet the Adviser’s investment criteria, market conditions change, or to meet redemption requests. Due to its investment strategy, each Fund may buy and sell securities frequently. This may result in higher transaction costs and more capital gains tax liabilities than a fund with a buy and hold strategy.

A more complete description of each Fund’s investment strategies is contained in the Funds’ respective prospectuses, which are incorporated by reference into this Information Statement/Prospectus.

Comparison of the Funds’ Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of each Fund. The Target Fund figures are based on the Target Fund’s prospectus dated January 28, 2026. The Acquiring Fund figures are based on estimated amounts for the Acquiring Fund’s current fiscal year, as set forth in the Acquiring Fund’s prospectus. Because the Acquiring Fund is an ETF, it does not impose front-end sales charges, deferred sales charges, or Rule 12b-1 distribution or service fees, and shareholders do not pay the Fund transaction fees to buy or sell shares in the secondary market (although shareholders may pay customary brokerage commissions and the bid-ask spread).

Shareholder Fees (fees paid directly from your investment)

	Target Fund — Class A	Target Fund — Class C	Target Fund — Institutional	Target Fund — Class P	Pro Forma Acquiring Fund (ETF)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None
Maximum Deferred Sales Charge (Load)	None¹	1.00%²	None	None	None

¹	A 1.00% deferred sales charge may be imposed on purchases of $1,000,000 or more of Class A shares purchased without an initial sales charge that are redeemed within 12 months of purchase.

²	A 1.00% deferred sales charge will be imposed if Class C shares are redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Target — Class A	Target — Class C	Target — Institutional	Target — Class P	Pro Forma Acquiring Fund (ETF)
Management Fees	0.95%	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%	None
Other Expenses	0.30%	0.28%	0.27%	0.27%	0.16%
Acquired Fund Fees and Expenses³	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.52%	2.25%	1.24%	1.49%	1.13%
Less Fee Reductions and/or Expense Reimbursements⁴	(0.05%)	(0.18%)	(0.17%)	(0.17%)	(0.12%)
Total Annual Fund Operating Expenses After Fee Reductions/Reimbursements	1.47%	2.07%	1.07%	1.32%	1.01%

³	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.

⁴	For the Target Fund, the Adviser has contractually agreed, until January 31, 2027, to reduce management fees and reimburse other expenses to limit total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses (if any)) to 1.45% (Class A), 2.05% (Class C), 1.05% (Institutional Class), and 1.30% (Class P) of average daily net assets. For the Acquiring Fund, the Adviser has contractually agreed to waive its management fee and/or reimburse expenses (subject to the same exclusions) so that total annual operating expenses do not exceed 0.99% of average daily net assets through January 31, 2028. Each agreement permits the Adviser to recover fees it waived and expenses it reimbursed for three years from the date of the waiver or reimbursement, provided that the recovery does not cause total annual operating expenses, after the recovery is taken into account, to exceed the lower of the expense limit in effect when the amount was waived or reimbursed and the expense limit in effect at the time of the recovery. Fees waived, and expenses reimbursed by the Adviser with respect to the Target Fund may not be recovered from the Acquiring Fund following the Reorganization. See “Recovery of Previously Waived Fees and Reimbursed Expenses” in Appendix B. Each agreement terminates automatically upon termination of the applicable advisory agreement.

Expense Examples

These Examples are intended to help you compare the cost of investing in the Funds. Each Example assumes that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that operating expenses remain the same, and that the applicable contractual expense limitation remains in effect only for its contractual term. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund — Class A (sold or held)	$617	$928	$1,260	$2,197
Target Fund — Class C (sold)	$310	$686	$1,189	$2,571
Target Fund — Class C (held)	$210	$686	$1,189	$2,571
Target Fund — Institutional (sold or held)	$109	$377	$665	$1,485
Target Fund — Class P (sold or held)	$134	$454	$797	$1,765
Pro Forma Acquiring Fund (ETF)	$103	$347	$611	$1,364

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense examples above, affect a Fund’s performance. During the fiscal year ended September 30, 2025, the Target Fund’s portfolio turnover rate was 87% of the average value of its portfolio.

Comparison of the Funds’ Principal Investment Risks

Because the Funds have the same investment objective and substantially similar principal investment strategies, they are subject to substantially the same principal investment risks arising from their portfolio holdings. However, because the Acquiring Fund is an ETF, an investment in the Acquiring Fund is subject to certain additional risks that do not apply to an investment in the Target Fund. The principal risks of each Fund are summarized below and are described more fully in the Funds’ respective prospectuses, which are incorporated by reference into this Information Statement/Prospectus. As with any fund, there is no assurance that a Fund will achieve its investment objective, and you could lose money by investing in either Fund.

Principal Risks Applicable to Both Funds

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are beyond the Adviser’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. Certain market events could increase volatility and exacerbate market risks, such as changes in government’s economic policies, political turmoil, environmental events, trade disputes, epidemics, pandemics, or other public health issues. Turbulence in financial markets and reduced liquidity in equity, credit, and fixed-income markets may negatively affect many issuers domestically and worldwide. It can result in trading halts, any of which could hurt the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and, therefore, adversely affect the Fund.

Large-Capitalization Company Risk. Large-capitalization companies are more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Style Risk. The Adviser’s method of security selection may not be successful, and the Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Fund to meet its investment objective is directly related to the success of the Adviser’s investment process, and there is no guarantee that the Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

Equity Securities Risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. Below are additional risks related to specific equity securities the Fund invests in.

Investment Company Risk. Investing in other investment vehicles, including ETFs, closed-end funds, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, reducing the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares, and the listing exchange may halt trading of the shares.

Preferred Stock Risk. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and has precedence over common stock in paying dividends. If an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over those who own preferred and common stock.

Convertible Securities Risk. Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a particular period. Warrants may be more speculative than other types of investments. The cost of a warrant may be more volatile than the price of its underlying security, and a warrant may offer more significant potential for capital appreciation and loss. A warrant ceases to have value if it is not exercised before its expiration date.

Fixed Income Securities Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates rise, the value of most income-producing instruments decreases to adjust the price to market yields. Interest rate risk is more significant for long-term debt securities than short-term and floating-rate securities. An issuer of a security may become unable to meet its obligations. This risk is more significant for securities that are rated below investment grade or that are unrated. Below are additional risks related to fixed-income securities.

Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed-income, other debt instrument, or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults, or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial, or political conditions in general or that affect a particular type of instrument, issuer, guarantor, or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity, and value of an instrument. The value of an instrument may also decline for reasons that relate directly to the issuer, guarantor, or counterparty, such as management performance, financial leverage, reduced demand for goods and services, or an actual or perceived change in financial condition or reputation. The issuer, guarantor, or counterparty could also suffer a rapid decline in credit rating, adversely affecting the instrument’s value, price volatility, and liquidity. Credit ratings may not be an accurate assessment of liquidity or credit risk.

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of and income generated by the investments. Interest rates may change due to various factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During rising interest rates, because changes in interest rates on adjustable-rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During declining interest rates, because the interest rates on adjustable-rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed-rate securities. Changing interest rates may adversely affect the Fund’s yield, returns, and performance. Changes in monetary policy may exacerbate the risks associated with changing interest rates.

Prepayment Risk. Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. If this happens, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These instruments are subject to prepayment risk and offer less potential for gains during declining interest rates.

High-Yield Bond Risk. Lower-quality bonds, known as high-yield bonds (or “junk bonds”), present a significant risk for loss of principal and interest. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. These bonds offer the potential for higher return but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor, or guarantor may be unable to make its interest and principal payments (credit quality risk). If that happens, the value of the bond may decrease, the Fund’s share price may decrease, and its income distribution may be reduced.

Asset- and Mortgage-Backed Securities Risk. The risks of investing in an asset and mortgage-backed securities include interest rate risk, extension risk, prepayment risk, and credit risk. The

Fund may invest in any tranche of mortgage-related or other asset-backed securities, including junior or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the preceding risks.

Collateralized Loan Obligations and Collateralized Debt Obligation Risk. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investing in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that exceed the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class. CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged.

Foreign Securities Risk. Since the Fund’s investments may include ADRs, representing interests in foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements as U.S. companies, resulting in less publicly available information about these companies. In addition, foreign accounting, auditing, and financial reporting standards differ from those applicable to U.S. companies. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. Below are additional risks related to specific types of foreign securities the Fund invests in.

Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Portfolio Turnover Risk. Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund’s performance and result in substantial capital gains, including net short-term capital gains. As a result, high portfolio turnover may reduce the Fund’s returns.

Sector Concentration Risk. Because the Fund may invest a significant portion of its assets in a particular sector of the market, the Fund may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the share price of a fund that is more broadly invested across numerous sectors.

REITs Risk. REITs are companies that own or finance income-producing real estate. Investments in REITs are subject to the risks associated with investing in the real estate industry, such as adverse developments affecting the real estate industry and real property values, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. The Fund’s REIT investments also subject it to management and tax risks.

Options Risk. Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or sell) a position in a security or contract to the writer of the option at a specific price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

Additional Principal Risks Applicable Only to the Acquiring Fund (ETF Structure)

Exchange-Traded Fund (ETF) Risks –

Absence of an Active Market. Although the Fund’s shares are expected to be approved for listing on the Cboe BZX Exchange, Inc. (the “Exchange”), there can be no assurance that an active trading market will develop and be maintained for Fund shares. There can also be no assurance that the Fund will grow to or maintain an economically viable size and may ultimately liquidate.

Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Transaction Risk. The Fund intends to effect some portion of redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute all of its portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize a complete in-kind redemption process.

Costs of Buying or Selling Shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Fluctuation of NAV. The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund’s investments. The market prices of shares will generally fluctuate according to changes in the Fund’s NAV and supply and demand of shares on the Exchange. Whether Fund shares trade below, at, or above their NAV cannot be predicted. During periods of unusual volatility or market disruptions, market prices of Fund shares may deviate significantly from the market value of the Fund’s investment holdings or the NAV of Fund shares. As a result, investors in the Fund may pay substantially more or receive significantly less for Fund shares than the value of the Fund’s underlying investments or the NAV of Fund shares.

Trading Issues. Trading in Fund shares may be halted due to market conditions or for reasons that make trading in shares inadvisable in the view of the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged, or that the shares will trade with any volume. Further, secondary markets may be subject to erratic trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in Fund shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Comparison of the Funds’ Performance

The Acquiring Fund is newly organized and had not commenced operations prior to the Reorganization; accordingly, it does not have its own performance history as of the date of this Information Statement/Prospectus. Following the Reorganization, the Acquiring Fund will be the accounting and performance successor to the Target Fund, and the performance history of the Target Fund (the “Predecessor Fund”) will be the performance history of the Acquiring Fund. The performance of the Predecessor Fund for periods prior to the Closing Date has not been restated to reflect the annual operating expenses of the Acquiring Fund, which are lower than those of the Predecessor Fund; if the Predecessor Fund had operated as an ETF, its performance may have differed.

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the one, five, and ten year or, if shorter, since inception periods, as applicable, for the Fund’s shares compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling (833) 840-3937 or visiting the Fund’s website at www.naafunds.com.

Calendar Year Returns

The Fund’s year-to-date return through September 30, 2026 is 11.89%.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	June 30, 2020	18.52%
Lowest Quarter	March 31, 2020	-26.41%

Average Annual Total Returns (for periods ended December 31, 2025)	1 Year	5 Years	10 Years
Institutional Class — Return Before Taxes	13.83%	10.59%	11.25%
Institutional Class — Return After Taxes on Distributions	10.78%	7.94%	9.17%
Institutional Class — Return After Taxes on Distributions and Sale of Fund Shares	9.21%	7.53%	8.57%
Class A — Return Before Taxes	7.98%	9.12%	10.23%
Class C — Return Before Taxes	11.68%	9.49%	10.13%
Class P — Return Before Taxes	13.58%	10.32%	10.97%
Blended Allocation Index (reflects no deduction for fees, expenses, or taxes)	13.62%	8.64%	10.02%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
Morningstar Moderately Aggressive Allocation Category Average	14.02%	8.71%	9.48%

The Blended Allocation Index is a custom benchmark comprised of the S&P 500 Index (60%) and the S&P Aggregate Bond Index (40%). The S&P 500 Index is an unmanaged market capitalization weighted index of 500 of the largest capitalized U.S. domiciled companies. The S&P Aggregate Bond Index is designed to measure the performance of publicly issued U.S. dollar denominated investment-grade debt.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management of the Funds

Investment Adviser

New Age Alpha Advisors, LLC (d/b/a New Age Alpha), the investment adviser to the Target Fund, will serve as the investment adviser to the Acquiring Fund. The Adviser is responsible for the day-to-day management of each Fund’s portfolio, subject to the oversight of the Board. Under each Fund’s investment advisory agreement, the Adviser is entitled to a management fee at the annual rate of 0.95% of the Fund’s average daily net assets. The Acquiring Fund’s advisory agreement is substantially the same as the Target Fund’s advisory agreement, except for the identity of the series that is a party to the agreement and the applicable expense limitation. The Acquiring Fund’s investment advisory agreement was approved by the Board, including a majority of the Independent Trustees, at the meeting held on September 1, 2026.

In addition, on October 30, 2026, New Age Alpha, LLC, the parent company of the Adviser, underwent a change of control (the “Change of Control”). Because a change of control of an investment adviser’s parent company constitutes an assignment of the Adviser’s investment advisory agreements for purposes of the 1940 Act, the advisory agreement between the Trust, on behalf of the Target Fund, and the Adviser that was in effect on the date the Board approved the Plan terminated automatically upon consummation of the Change of Control. In anticipation of the Change of Control, the Board, including a majority of the Independent Trustees, approved a new investment advisory agreement on September 1, 2026. A special meeting of the Target Fund’s shareholders was held on October 30, 2026, at which the shareholders approved the new investment advisory agreement between the Trust, on behalf of the Target Fund, and the Adviser. The new advisory agreement is substantially identical to the terminated agreement, including the same 0.95% management fee described above, and the same portfolio managers who managed the Target Fund before the Change of Control continue to do so under the new agreement. Additional information regarding the Change of Control and the new advisory agreement is contained in the proxy statement previously furnished to Target Fund shareholders in connection with the special meeting.

Portfolio Managers

The same portfolio managers who currently manage the Target Fund will manage the Acquiring Fund following the Reorganization. The portfolio managers of the Funds are:

Portfolio Managers	Investment Experience with the Target Fund	Primary Title with Adviser
Armen Arus	Portfolio Manager since inception	Chief Executive Officer
Julian Koski	Portfolio Manager since inception	Chief Investment Officer
Konstantin Tourevski	Portfolio Manager since inception	Managing Partner
Gennadiy Khayutin	Portfolio Manager since January 2025	Managing Partner
Hugo Chang	Portfolio Manager since inception	Head of Research
Burak Hurmeydan	Portfolio Manager of the Fund since inception and of the Predecessor Fund since 2018	Head of Quantitative Strategies

Additional information about the portfolio managers, including their compensation, other accounts they manage, and their ownership of Fund shares, is available in the Funds’ respective statements of additional information, which are incorporated by reference into this Information Statement/Prospectus.

Comparison of Share Structure, Purchase, Redemption, and Exchange Policies

The most significant differences between the Funds arise from the fact that the Target Fund is a conventional open-end mutual fund and the Acquiring Fund is an exchange-traded fund. The following summarizes certain differences in how shares of the Funds are structured, bought, and sold. More complete information is contained in the Funds’ respective prospectuses.

	Target Fund (Mutual Fund)	Acquiring Fund (ETF)
Share classes	Four classes: Class A, Class C, Institutional Class, and Class P.	A single class of shares.
How shares are bought and sold	Purchased and redeemed directly from the Fund (or through a financial intermediary) at the net asset value (“NAV”) next determined after a request is received in proper form.	Individual shares are bought and sold in the secondary market on the Exchange through a broker at market prices, which may be more (a premium) or less (a discount) than NAV. Shares are not individually redeemable from the Fund.
Pricing	NAV is calculated once each business day.	NAV is calculated once each business day; shares also trade intraday at market prices.
Sales charges/fees	Class A is subject to a front-end sales charge (max 4.75%); Class C is subject to a 1.00% contingent deferred sales charge; Class A, Class C, and Class P are subject to Rule 12b-1 fees.	No front-end or deferred sales charges and no Rule 12b-1 fees. Investors pay customary brokerage commissions and the bid-ask spread.
Creation/redemption	Not applicable.	Only authorized participants may purchase and redeem shares directly from the Fund, in large blocks called “Creation Units,” generally on an in-kind basis, in accordance with Rule 6c-11 under the 1940 Act.
Exchanges	Exchanges permitted among certain funds/classes as described in the prospectus.	No exchange privilege; shares are bought and sold in the secondary market.
Account type required	May be held directly with the transfer agent or through an intermediary.	Must be held through a brokerage account that can hold exchange-traded securities.

Website Disclosures

The following information about the Acquiring Fund will be available, following the Reorganization, on the Fund’s website, www.naafunds.com, which is publicly available and free of charge:

●	Complete portfolio holdings, including for each security, the ticker symbol, CUSIP, description, and the quantity and weight of each security in the Acquiring Fund;

●	The current NAV per share, market price, and premium/discount of the Acquiring Fund as of the end of the prior business day;

●	A table showing the number of days that the Acquiring Fund’s shares traded at a premium or discount during the most recently completed fiscal year and quarter (or for the life of the fund for new funds);

●	A chart showing the Acquiring Fund’s premiums or discounts for the most recently completed calendar year and calendar quarter (or for the life of the Fund);

●	The median bid/ask spread for the Acquiring Fund on a rolling 30-day basis; and

●	If the premium or discount is greater than 2% for more than seven consecutive trading days, a statement that the premium/discount was greater than 2% and a discussion of the factors reasonably believed to have materially contributed to this premium/discount.

Comparison of Service Providers

The Funds share substantially the same service providers. The principal service providers to each Fund are set forth below.

Service	Target Fund	Acquiring Fund (ETF)
Investment Adviser	New Age Alpha Advisors, LLC	New Age Alpha Advisors, LLC
Distributor/Principal Underwriter	Ultimus Fund Distributors, LLC	Ultimus Fund Distributors, LLC
Administrator & Fund Accountant	Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
Transfer Agent	Ultimus Fund Solutions, LLC	Brown Brothers Harriman & Co.
Custodian	Brown Brothers Harriman & Co.	Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Cohen & Company, Ltd.

The Acquiring Fund uses Brown Brothers Harriman & Co. as both the custodian and the transfer agent, reflecting the operational requirements of an ETF, whereas the Target Fund uses Ultimus Fund Solutions, LLC as the transfer agent and Brown Brothers Harriman & Co. as the custodian. Otherwise, the service providers to the Funds are the same.

Federal Income Tax Consequences of the Reorganization

The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, the Trust will receive an opinion of tax counsel substantially to the effect that, based on existing law and certain representations and assumptions, the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, and except as described below, it is expected that neither the Target Fund, the Acquiring Fund, nor the shareholders of the Target Fund will recognize gain or loss as a direct result of the Reorganization.

Notwithstanding the foregoing, a shareholder may recognize gain or loss to the extent the shareholder receives cash in connection with the Reorganization — for example, cash received in lieu of fractional shares of the Acquiring Fund, or cash received if the shareholder’s investment is liquidated because the shareholder does not hold Target Fund shares in an account that can accept shares of an ETF. In addition, prior to the Closing Date the Target Fund may declare and pay one or more distributions of its net investment income and net realized capital gains, which generally will be taxable to shareholders that hold shares in a taxable account. The federal income tax consequences described here are discussed in more detail under “Information Relating to the Reorganization — Federal Income Taxes.” This discussion is general in nature; you should consult your own tax adviser regarding the effect of the Reorganization in light of your particular circumstances, as well as any state, local, and foreign tax consequences.

Information Relating to the Reorganization

Description of the Reorganization

The Adviser has recommended, and the Board has approved, an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Target Fund into the Acquiring Fund. Subject to the satisfaction of the conditions in the Plan, on the Closing Date the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s shares, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date. Immediately after the transfer, the Target Fund will distribute the Acquiring Fund shares (and cash in lieu of any fractional shares) pro rata to its shareholders of record in complete liquidation of the Target Fund, after which the Target Fund will be terminated as a series of the Trust.

As a result of the Reorganization, each Target Fund shareholder that holds shares in an account eligible to hold ETF shares will become the owner of whole shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares as of the Closing Date, plus cash in lieu of any fractional shares. Because the relative net asset value per share of the Funds may differ, a shareholder may receive a greater or lesser number of shares than the shareholder held in the Target Fund, although the aggregate net asset value will be the same (other than any cash received in lieu of fractional shares). No sales charges, redemption fees, or similar fees will be imposed by the Funds in connection with the Reorganization.

The Target Fund offers four classes of shares, Class A, Class C, Institutional Class, and Class P. The Acquiring Fund offers only one class of shares. As part of the Reorganization, on or around November 20, 2026, all issued and outstanding Class A, Class C, and Class P shares of the Target Fund will convert to

Institutional Class shares of the Target Fund. The Share Class Consolidation is intended to move shareholders into the share class that most closely resembles the Acquiring Fund’s sole share class. The Share Class Consolidation will be effected on the basis of the relative net asset values of the three relevant classes, without the imposition of any sales load, fee, or other charges.

Actions Required of Certain Shareholders (Brokerage Accounts)

Because the Acquiring Fund is an ETF, its shares can be held only in a brokerage account that can hold exchange-traded securities. Your ability to receive Acquiring Fund shares in the Reorganization depends on how you currently hold your Target Fund shares:

●	Shares held in a brokerage account that can hold ETF shares. If you hold your Target Fund shares in a brokerage account that can accept and hold shares of an ETF, you are eligible to receive Acquiring Fund shares in the Reorganization, and no action is required on your part.

●	Shares held directly with the transfer agent, or in a mutual-fund-only account. If you hold your Target Fund shares directly with the Fund’s transfer agent, or through a broker or financial intermediary in an account that can hold only mutual fund shares (as is the case with many individual retirement accounts and group retirement plans), you will not be able to receive Acquiring Fund shares unless you transfer your shares to a brokerage account that can hold ETF shares before the Closing Date. If you take no action, your Target Fund shares will instead be liquidated at the time of the Reorganization and you will receive a cash distribution equal to the net asset value of your shares (less any fees your intermediary may charge). Such a liquidation may be a taxable event.

How to transfer your shares. If you need to transfer your shares, you should contact the broker or financial intermediary where you would like to hold your account and provide a recent account statement. Your broker can help you complete the paperwork necessary to transfer your Target Fund shares into a brokerage account that can hold ETF shares. If you do not have a brokerage account, you will need to open one. The sooner you initiate the transfer, the better. As an ETF shareholder, you may bear certain costs of maintaining a brokerage account that you would not incur as a mutual fund shareholder. If you are unsure whether your account can hold ETF shares, please contact your broker or financial intermediary.

If you do not wish to own ETF shares. If you do not want to receive shares of the Acquiring Fund, you may redeem your Target Fund shares at any time prior to the Reorganization as described in the Target Fund’s prospectus. A redemption may be a taxable event if you hold your shares in a taxable account.

Fractional shares. Because ETFs generally do not issue fractional shares, you will receive whole shares of the Acquiring Fund and a cash payment in lieu of any fractional shares. The receipt of cash in lieu of fractional shares may be a taxable event for shareholders who hold their shares in a taxable account.

Terms of the Agreement and Plan of Reorganization

The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached as Appendix A. The Plan provides, among other things, that: (i) the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund; (ii) in exchange, the Acquiring Fund will issue shares to the Target Fund having an aggregate net asset value equal to the value of the net assets of the Target Fund transferred, determined as of the valuation time on the Closing Date; (iii) the Target Fund will distribute those Acquiring

Fund shares (and cash in lieu of fractional shares) to its shareholders in complete liquidation; (iv) the Target Fund will be terminated as a series of the Trust; and (v) the liabilities assumed by the Acquiring Fund will not include any liability or obligation relating to the Adviser’s fee waiver and expense reimbursement arrangements with the Target Fund, including any right of the Adviser to be reimbursed for fees previously waived or expenses previously reimbursed.

The obligations of the Funds under the Plan are subject to various conditions, including the receipt of the tax opinion described above, the accuracy of certain representations and warranties, and the effectiveness under the Securities Act of 1933, as amended, of the registration statement of which this Information Statement/Prospectus is a part. The Plan may be amended, and the Reorganization may be terminated and abandoned, at any time prior to the Closing Date by mutual agreement of the parties or by either Fund under certain circumstances, notwithstanding approval of the Plan by the Board.

Reasons for the Reorganization and Board Considerations

The Adviser proposed the Reorganization to convert the Target Fund from a conventional open-end mutual fund into an exchange-traded fund with the same investment objective and substantially the same investment program. At a meeting held on September 1, 2026, the Board, including a majority of the Independent Trustees, considered the Adviser’s recommendation and approved the Plan on behalf of each Fund. Because the Target Fund and the Acquiring Fund are affiliated persons of one another by reason of having a common investment adviser, the Board’s approval was made in reliance on Rule 17a-8 under the 1940 Act.

Rule 17a-8 permits an affiliated reorganization to be effected without shareholder approval if the board of each participating fund, including a majority of the independent trustees, determines that (i) participation in the reorganization is in the best interests of the fund; and (ii) the interests of existing shareholders of the fund will not be diluted as a result of the reorganization. In making these determinations, the Board considered, among others, the following factors:

●	that the Funds have the same investment objective, identical fundamental investment policies, and substantially similar principal investment strategies;

●	that the same Adviser and the same portfolio managers will continue to manage the Acquiring Fund, with no change in advisory personnel;

●	that, in connection with the Change of Control described under “Investment Adviser” above, the Board and the Target Fund’s shareholders had already approved a new investment advisory agreement with the Adviser on substantially the same terms, including the same 0.95% management fee, and that the same portfolio managers would continue to manage the Fund without interruption;

●	that the Acquiring Fund is expected to have lower net annual operating expenses than each class of the Target Fund, principally as a result of the elimination of Rule 12b-1 fees and a lower net expense limitation;

●	that the Adviser, rather than the Funds, will bear the direct costs of the Reorganization;

●	that fees waived and expenses reimbursed by the Adviser with respect to the Target Fund will not carry over to, and will not be recoverable from, the Acquiring Fund, so that shareholders of the

Acquiring Fund will not bear the cost of waivers and reimbursements made with respect to the Target Fund; and that, in any event, the Acquiring Fund’s 0.99% expense limit is lower than the expense limit applicable to any class of the Target Fund;

●	the potential benefits to shareholders of the ETF structure, including intraday liquidity, the potential for greater tax efficiency, and daily portfolio transparency;

●	the potential effects of the Reorganization on shareholders, including that certain shareholders would need to hold their shares through a brokerage account able to accept ETF shares in order to receive Acquiring Fund shares, and that shareholders may receive cash (which may be taxable) in lieu of fractional shares or if their accounts cannot hold ETF shares;

●	that the Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes; and

●	that, because the Acquiring Fund had no shareholders and no assets prior to the Reorganization, and because Target Fund shareholders will receive Acquiring Fund shares with the same aggregate net asset value as their Target Fund shares (other than cash in lieu of fractional shares), the Reorganization will not dilute the interests of Target Fund shareholders.

The Board also considered the conditions under Rule 17a-8 relevant to whether shareholder approval would otherwise be required, and determined that: no fundamental policy of the Target Fund is materially different from a policy of the Acquiring Fund; the advisory agreements of the Funds are not materially different except for the identity of the series that is a party to the agreement, the applicable expense limitations being set forth in separate expense limitation agreements; the Independent Trustees of the Target Fund who were elected by its shareholders constitute a majority of the Board of the Acquiring Fund; and the Acquiring Fund’s distribution fees are not greater than those of the Target Fund (the Acquiring Fund charges no Rule 12b-1 fees). Based on its review, the Board, including a majority of the Independent Trustees, determined that participation in the Reorganization is in the best interests of each Fund and that the interests of the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization.

Description of the Securities to be Issued

Holders of the Target Fund will receive shares of the Acquiring Fund. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and Target Fund shareholders may receive cash in connection with the Reorganization in lieu of fractional Acquiring Fund shares.

Each Fund is a series of New Age Alpha Funds Trust. Acquiring Fund shares are not entitled to any preemptive, subscription, or conversion rights and are freely transferable. All shares, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable by New Age Alpha Funds Trust. Each share of the Acquiring Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Acquiring Fund’s Board of Trustees.

Because the Target Fund and the Acquiring Fund are both separate series of New Age Alpha Funds Trust, the rights of shareholders under the organizational documents are identical.

Federal Income Taxes

The following is a general summary of the material U.S. federal income tax consequences of the Reorganization and is based on the Code, applicable Treasury regulations, and judicial and administrative interpretations thereof, all as in effect as of the date of this Information Statement/Prospectus and all of which are subject to change, possibly with retroactive effect. This summary does not address all aspects of taxation that may be relevant to particular shareholders in light of their personal circumstances or to shareholders subject to special treatment under the federal income tax laws, and does not address any state, local, or foreign tax consequences. Shareholders should consult their own tax advisers.

The Reorganization is intended to qualify as a reorganization under Section 368(a) of the Code. As a condition to closing, the Trust will receive an opinion of tax counsel substantially to the effect that, on the basis of existing law and certain factual representations and assumptions, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (ii) no gain or loss will be recognized by the Target Fund or the Acquiring Fund upon the transfer of the Target Fund’s assets and liabilities in exchange for Acquiring Fund shares, or by the Target Fund upon the distribution of Acquiring Fund shares to its shareholders (except with respect to certain assets that may be required to be marked to market or that are sold in connection with the Reorganization); (iii) no gain or loss will be recognized by Target Fund shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund shares (other than with respect to cash received, including cash received in lieu of fractional shares); (iv) the aggregate tax basis of the Acquiring Fund shares received by a Target Fund shareholder will be the same as the aggregate tax basis of the Target Fund shares exchanged (reduced by any basis allocable to cash received); and (v) the holding period of the Acquiring Fund shares received will include the holding period of the Target Fund shares exchanged, provided such shares were held as capital assets.

An opinion of counsel is not binding on the Internal Revenue Service or the courts, and no ruling will be sought from the Internal Revenue Service. Shareholders whose investment is liquidated for cash, and shareholders who receive cash in lieu of fractional shares, generally will recognize gain or loss for federal income tax purposes. In addition, the sale of portfolio securities by the Target Fund prior to the Reorganization or by the Acquiring Fund after the Reorganization may result in the realization of capital gains that could be distributed to shareholders and be taxable to those holding shares in taxable accounts.

Expenses of the Reorganization

The Adviser will bear the direct costs of the Reorganization, including legal, accounting, printing, and mailing costs, and the costs of preparing and filing the registration statement of which this Information Statement/Prospectus forms a part. Neither the Target Fund nor the Acquiring Fund will bear any of these direct costs. Shareholders may, however, indirectly bear transaction costs associated with any repositioning of the Target Fund’s portfolio in connection with the Reorganization, as well as any tax consequences of such transactions.

Continuation of Shareholder Accounts; Share Certificates

Following the Reorganization, Acquiring Fund shares received by Target Fund shareholders will be held in brokerage accounts that can accept ETF shares. No share certificates will be issued. Shareholders whose Target Fund shares are held directly with the transfer agent or in a mutual-fund-only account should refer to “Actions Required of Certain Shareholders (Brokerage Accounts)” above.

Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund and the federal income tax consequences of the Reorganization will be passed upon by FinTech Law, LLC, counsel to the Trust, and by Practus, LLP, as applicable.

Experts

The audited financial statements of the Target Fund incorporated by reference into this Information Statement/Prospectus have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, as stated in its report appearing therein, and are incorporated by reference in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

Board Recommendation and Shareholder Vote Not Required

The Board, including a majority of the Independent Trustees, has approved the Plan and has determined that the Reorganization is in the best interests of each Fund and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. As permitted by Rule 17a-8 under the 1940 Act and the Trust’s Agreement and Declaration of Trust and Bylaws, shareholder approval of the Reorganization is not required and is not being sought. This document is an Information Statement/Prospectus only. We are not requesting a proxy, and you are requested not to send one.

Other Information

Capitalization

The following table sets forth the unaudited capitalization of the Target Fund as of [September 30], 2026, and the pro forma combined capitalization of the Acquiring Fund giving effect to the Reorganization as if it had occurred on that date. The table below reflects each class of the Target Fund that existed prior to the Share Class Consolidation. The capitalization of the Target Fund is expected to change prior to the Closing Date due to daily share purchases, redemptions, and market fluctuations. Institutional Class shares of the Target Fund will be the accounting survivor for financial statement purposes.

	Target Fund				Acquiring Fund — Pro Forma After Reorganization
	Class A	Class C	Institutional Class	Class P
Net Assets	$118,794,925	$4,722,437	$72,803,446	$4,481,610	$[__________]
Net Asset Value Per Share	$19.09	$16.67	$20.23	$ 19.41	$[____]
Shares Outstanding	6,224,010.498	283,232.471	3,599,201.855	230,841.950	[__________]

Outstanding Shares and Beneficial Ownership

As of the Record Date, the number of outstanding shares of each class of the Target Fund was as set forth below. As of the date of this Information Statement/Prospectus, the Acquiring Fund had not commenced operations and had no outstanding shares (other than any initial seed capital).

Target Fund Class	Shares Outstanding as of the Record Date
Class A (TVRAX)	6,224,010.498
Class C (TVRCX)	283,232.471
Institutional Class (TVRIX)	3,599,201.855
Class P (TVFRX)	230,841.95

As of the Record Date, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Target Fund, except as otherwise noted. To the knowledge of the Trust, as of the Record Date, the persons listed below owned of record or beneficially 5% or more of a class of the Target Fund’s outstanding shares. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund may be deemed to “control” the Fund within the meaning of the 1940 Act. The following information is to be completed as of the Record Date.

NAME AND ADDRESS	% OF SHARES OWNED	NATURE OF OWNERSHIP
NAA Allocation Fund – Class A
Morgan Stanley Smith Barney LLC For the Sole Benefit of Its Customers 1 New York Plaza Floor 12 New York, NY 10004	29.60%	Record
Raymond James/ Omnibus For Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33761	15.16%	Record
UBS Financial Services, Inc. FBO/ UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07086	14.55%	Record
Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	7.16%	Record
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	6.09%	Record
American Enterprise Investment SVC/FBO #41999970 707 2nd Avenue South Minneapolis, MN 55402	5.15%	Record
NAA Allocation Fund – Class C
Raymond James/ Omnibus For Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33761	15.00%	Record
UBS Financial Services, Inc. FBO/ UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07086	14.47%	Record

NAME AND ADDRESS	% OF SHARES OWNED	NATURE OF OWNERSHIP
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	10.51%	Record
American Enterprise Investment 707 2nd Avenue South Minneapolis, MN 55402	11.34%	Record
Wells Fargo Clearing Services One North Jefferson Avenue Saint Louis, MO 63103	9.00%	Record
Charles Schwab & Co Inc. Special Custody Account For the Benefit of Customers ATTN: Mutual Funds 211 Main Street San Francisco, CA 94105	7.49%	Record
NAA Allocation Fund – Class P
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	58.00%	Record
Matrix Trust Company Trustee FBO Shoshone Bannock Tribes 457 Deferred Comp PO Box 52129 Phoenix, AZ 85072	17.83%	Record
Charles Schwab & Co Inc. Special Custody Account For the Benefit of Customers ATTN: Mutual Funds 211 Main Street San Francisco, CA 94105	10.26%	Record
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	8.40%	Record
NAA Allocation Fund – Institutional Class
Morgan Stanley Smith Barney LLC For the Sole Benefit of Its Customers 1 New York Plaza Floor 12 New York, NY 10004	24.69%	Record
UBS Financial Services, Inc. FBO/ UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07086	18.64%	Record
Raymond James/ Omnibus For Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33761	20.32%	Record

NAME AND ADDRESS	% OF SHARES OWNED	NATURE OF OWNERSHIP
Charles Schwab & Co Inc. Special Custody Account For the Benefit of Customers ATTN: Mutual Funds 211 Main Street San Francisco, CA 94105	14.71%	Record
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	7.61%	Record

Financial Highlights

The Acquiring Fund is new and has no performance history as of the date of this Information Statement/Prospectus. The Acquiring Fund will adopt the Target Fund’s financial history, including its financial highlights, following the Reorganization.

The Target Fund’s financial highlights for the fiscal year ended September 30, 2025 (audited), updated to include semi-annual data for the six-month period ended March 31, 2026 (unaudited), are shown in the table below. The Target Fund’s financial highlights should be read in conjunction with the financial statements audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, which are incorporated by reference into the Statement of Additional Information relating to this Information Statement/Prospectus and contained in the Target Fund’s filing on Form N-CSR.

Financial Highlights
NAA Allocation Fund

Selected data based on a share outstanding throughout each period/year indicated.

	Class A Shares
	Six Months Ended
	March 31, 2026		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		September 30, 2025		September 30, 2024	September 30, 2023	September 30, 2022	September 30, 2021
Net asset value, beginning of period/year	$18.29		$18.64		$14.04	$14.23	$18.11	$14.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.06		0.15		(0.04)	0.26	(0.01)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.39)		2.18		4.90	(0.40)	(1.27)	4.18
Total income (loss) from investment operations	(0.33)		2.33		4.86	(0.14)	(1.28)	4.12

Less distributions from:
Net investment income	(0.14)		(0.02)		(0.26)	(0.05)	—	(0.01)
Net realized gain	(1.56)		(2.66)		—	—	(2.60)	—
Total distributions	(1.70)		(2.68)		(0.26)	(0.05)	(2.60)	(0.01)

Net asset value, end of period/year	$16.26		$18.29		$18.64	$14.04	$14.23	$18.11
Total return(b)	(2.37	)%(g)	13.80%		35.05%	(0.97)%	(9.40)%	29.42%

Ratios and Supplemental Data:
Net assets, end of period/year (in 000’s)	$108,593		$121,344		$128,383	$111,157	$135,504	$152,598

Net investment income (loss)	0.67	%(h)	0.84%		(0.25)’%	1.81%	(0.03)%	(0.38)%

Total expenses(c)	1.46	%(h)	1.50%		1.54%	1.58%	1.48%	1.44%
Net expenses(d)(e)	1.45	%(h)	1.45%		1.43%	1.47%	1.39%	1.42%

Portfolio turnover rate	30	%(g)	87	%(f)	125%	130%	149%	131%

(a)	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

(e)	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

3/31/2026	9/30/2025	9/30/2024	9/30/2023	9/30/2022	9/30/2021
1.45%	1.45%	1.43%	1.46%	1.38%	1.41%

(f)	Portfolio Turnover excludes investments that were purchased/sold to realign the portfolios. See Note 5 in the Notes to Financial Statements.
(g)	Not annualized.
(h)	Annualized.

Financial Highlights
NAA Allocation Fund

Selected data based on a share outstanding throughout each period/year indicated.

	Class C Shares
	Six Months Ended
	March 31, 2026		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		September 30, 2025		September 30, 2024	September 30, 2023	September 30, 2022	September 30, 2021
Net asset value, beginning of period/year	$16.14		$16.83		$12.67	$12.87	$16.72	$13.01

Income (loss) from investment operations:
Net investment income (loss)(a)	0.00	(i)	0.04		(0.13)	0.16	(0.12)	(0.16)
Net realized and unrealized gain (loss) on investments	(0.33)		1.93		4.44	(0.36)	(1.13)	3.87
Total income (loss) from investment operations	(0.33)		1.97		4.31	(0.20)	(1.25)	3.71

Less distributions from:
Net investment income	—		—		(0.15)	—	—	—
Net realized gain	(1.56)		(2.66)		—	—	(2.60)	—
Total distributions	(1.56)		(2.66)		(0.15)	—	(2.60)	—

Net asset value, end of period/year	$14.25		$16.14		$16.83	$12.67	$12.87	$16.72
Total return(b)	(2.64	)%(g)	13.06%		34.24%	(1.55)%	(10.08)%	28.52%

Ratios and Supplemental Data:
Net assets, end of period/year (in 000’s)	$5,604		$7,269		$9,878	$11,548	$20,835	$60,153

Net investment income (loss)	0.06	%(h)	0.23%		(0.91)%	1.25%	(0.82)%	(1.02)%

Total expenses(c)	2.21	%(h)	2.23%		2.25%	2.21%	2.21%	2.15%
Net expenses(d)(e)	2.05	%(h)	2.05%		2.08%	2.08%	2.08%	2.09%

Portfolio turnover rate	30	%(g)	87	%(f)	125%	130%	149%	131%

(a)	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

(e)	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

3/31/2026	9/30/2025	9/30/2024	9/30/2023	9/30/2022	9/30/2021
2.05%	2.05%	2.07%	2.07%	2.08%	2.08%

(f)	Portfolio Turnover excludes investments that were purchased/sold to realign the portfolios. See Note 5 in the Notes to Financial Statements.

(g)	Not annualized.

(h)	Annualized.

(i)	Amount represents less than $0.01 per share.

Financial Highlights
NAA Allocation Fund

Selected data based on a share outstanding throughout each period/year indicated.

	Institutional Class Shares
	Six Months Ended
	March 31, 2026		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		September 30, 2025		September 30, 2024	September 30, 2023	September 30, 2022	September 30, 2021
Net asset value, beginning of period/year	$19.26		$19.47		$14.66	$14.85	$18.74	$14.48

Income (loss) from investment operations:
Net investment income (loss)(a)	0.10		0.23		0.02	0.33	0.04	(0.01)
Net realized and unrealized gain (loss) on investments	(0.41)		2.29		5.12	(0.42)	(1.33)	4.32
Total income (loss) from investment operations	(0.31)		2.52		5.14	(0.09)	(1.29)	4.31

Less distributions from:
Net investment income	(0.19)		(0.07)		(0.33)	(0.10)	—	(0.05)
Net realized gain	(1.56)		(2.66)		—	—	(2.60)	—
Total distributions	(1.75)		(2.73)		(0.33)	(0.10)	(2.60)	(0.05)

Net asset value, end of period/year	$17.20		$19.26		$19.47	$14.66	$14.85	$18.74
Total return(b)	(2.17	)%(g)	14.24%		35.55%	(0.58)%	(9.11)%	29.81%

Ratios and Supplemental Data:
Net assets, end of period/year (in 000’s)	$58,206		$59,978		$61,690	$63,225	$93,219	$137,682

Net investment income (loss)	1.07	%(h)	1.24%		0.10%	2.22%	0.25%	(0.04)%

Total expenses(c)	1.21	%(h)	1.22%		1.21%	1.22%	1.20%	1.15%
Net expenses(d)(e)	1.05	%(h)	1.05%		1.07%	1.08%	1.08%	1.09%

Portfolio turnover rate	30	%(g)	87	%(f)	125%	130%	149%	131%

(a)	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

(e)	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

3/31/2026	9/30/2025	9/30/2024	9/30/2023	9/30/2022	9/30/2021
1.05%	1.05%	1.07%	1.07%	1.08%	1.09%

(f)	Portfolio Turnover excludes investments that were purchased/sold to realign the portfolios. See Note 5 in the Notes to Financial Statements.

(g)	Not annualized.

(h)	Annualized.

Financial Highlights
NAA Allocation Fund

Selected data based on a share outstanding throughout each period/year indicated.

	Class P Shares
	Six Months Ended
	March 31, 2026		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		September 30, 2025		September 30, 2024	September 30, 2023	September 30, 2022	September 30, 2021
Net asset value, beginning of period/year	$18.55		$18.85		$14.19	$14.36	$18.25	$14.10

Income (loss) from investment operations:
Net investment income (loss)(a)	0.07		0.17		(0.03)	0.28	0.00 (g)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.39)		2.21		4.97	(0.39)	(1.29)	4.20
Total income (loss) from investment operations	(0.32)		2.38		4.94	(0.11)	(1.29)	4.15

Less distributions from:
Net investment income	(0.14)		(0.02)		(0.28)	(0.06)	—	0.00 (g)
Net realized gain	(1.56)		(2.66)		—	—	(2.60)	—
Total distributions	(1.70)		(2.68)		(0.28)	(0.06)	(2.60)	—

Net asset value, end of period/year	$16.53		$18.55		$18.85	$14.19	$14.36	$18.25
Total return(b)	(2.28	)%(h)	13.92%		35.26%	(0.80)%	(9.38)%	29.45%

Ratios and Supplemental Data:
Net assets, end of period/year (in 000’s)	$3,957		$4,915		$4,660	$4,363	$5,424	$8,533

Net investment income (loss)	0.82	%(i)	0.99%		(0.16)%	1.96%	(0.01)%	(0.28)%

Total expenses(c)	1.46	%(i)	1.47%		1.47%	1.47%	1.43%	1.38%
Net expenses(d)(e)	1.30	%(i)	1.30%		1.32%	1.33%	1.33%	1.34%

Portfolio turnover rate	30	%(h)	87	%(f)	125%	130%	149%	131%

(a)	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

(e)	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

3/31/2026	9/30/2025	9/30/2024	9/30/2023	9/30/2022	9/30/2021
1.30%	1.30%	1.32%	1.32%	1.33%	1.34%

(f)	Portfolio Turnover excludes investments that were purchased/sold to realign the portfolios. See Note 5 in the Notes to Financial Statements.

(g)	Less than $0.01 per share.

(h)	Not annualized.

(i)	Annualized.

General Information About the Information Statement/Prospectus

This Information Statement/Prospectus is being furnished in connection with the Reorganization of the Target Fund into the Acquiring Fund. It is expected to be mailed on or about November 6, 2026, to shareholders of record of the Target Fund as of the Record Date. The Adviser will bear the cost of preparing, printing, and mailing this Information Statement/Prospectus.

Annual and Semi-Annual Reports

The Trust will furnish, without charge, a copy of the Target Fund’s most recent annual report and any more recent semi-annual report to any shareholder upon request. To obtain a report, please call (833) 840-3937, visit www.naafunds.com, or write to the Trust at c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Appendix A: Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of September 1, 2026, by and among New Age Alpha Funds Trust, a Delaware statutory trust with its principal place of business at 555 Theodore Fremd Avenue, Suite A-101, Rye, New York 10580 (the “Trust”), on behalf of its series NAA Allocation Fund (the “Acquired Fund”), and on behalf of its series NAA Allocation ETF (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”), and, solely with respect to paragraphs 10.2 and 12.2 of this Agreement, New Age Alpha Advisors, LLC, the investment adviser to the Funds (the “Adviser”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of: (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) having an aggregate net asset value equal to the aggregate net asset value of the outstanding shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (ii) the distribution of the Acquiring Fund Shares and cash in lieu of fractional Acquiring Fund Shares, and cash to Cash-Out Shareholders (as defined in paragraph 1.1), to the shareholders of the Acquired Fund (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement. The Acquiring Fund is, and immediately prior to the Closing Date (as defined in paragraph 3.1) will be, a shell series of the Trust, without assets (other than a de minimis amount of assets, if any, received in connection with its organization) or liabilities, created for the purpose of acquiring the Assets and assuming the Liabilities (each as defined below) of the Acquired Fund, and following the Reorganization the Acquiring Fund will operate as an exchange-traded fund (“ETF”).

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each of the Acquired Fund and the Acquiring Fund is a duly established and designated series of the Trust;

WHEREAS, the Acquired Fund currently operates as a mutual fund, and the Acquiring Fund will operate as an ETF in reliance on Rule 6c-11 under the 1940 Act, the shares of which will be listed for trading on Cboe BZX Exchange, Inc. (the “Listing Exchange”);

WHEREAS, the Board of Trustees of the Trust (the “Board”) has determined, with respect to the Acquired Fund, that (i) participation in the Reorganization is in the best interests of the Acquired Fund and the Acquired Fund Shareholders and (ii) the interests of the existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization;

WHEREAS, the Board has determined, with respect to the Acquiring Fund, that (i) participation in the Reorganization is in the best interests of the Acquiring Fund and (ii) the interests of the existing shareholders of the Acquiring Fund, if any, will not be diluted as a result of the Reorganization; and

WHEREAS, the Board has determined that, in accordance with the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), the Trust’s By-Laws (the “By-

Laws”), applicable Delaware law, the 1940 Act and Rule 17a-8 thereunder, approval of this Agreement and the Reorganization by the Acquired Fund Shareholders is not required, and the Acquired Fund will deliver to Acquired Fund Shareholders a combined information statement/prospectus included in a Registration Statement on Form N-14 (the “Registration Statement”) describing the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust, on behalf of the Acquired Fund, agrees to transfer all of the Acquired Fund’s Assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Trust, on behalf of the Acquiring Fund, agrees in exchange therefor:

(a) to deliver to the Acquired Fund a number of full Acquiring Fund Shares having an aggregate net asset value equal to the value of the Assets attributable to the Acquired Fund Shares on such date, less:

(i) the value of cash to be distributed to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares;

(ii) the value of cash to be distributed to Acquired Fund Shareholders who do not hold their Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares (“Cash-Out Shareholders”), who shall not receive a distribution of Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Acquired Fund Shares; and

(iii) the value of the Liabilities of the Acquired Fund attributable to the Acquired Fund Shares as of the time and date set forth in paragraph 3.1;

with the number of full Acquiring Fund Shares to be delivered determined by dividing the value of the Acquired Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1), less the sum of the values in subparagraphs (a)(i)-(ii) of this paragraph 1.1, by the net asset value of one Acquiring Fund Share (computed in the manner and as of the time and date set forth in paragraph 2.2); and

(b) to assume all of the Liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date.

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests, dividends or interest receivable, receivables for shares sold, claims and rights of action, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, books and records (or copies thereof consistent with Rule 31a-3 under the 1940 Act), any deferred tax benefit, and any other property owned by the Acquired Fund on the Closing Date (collectively, the “Assets”). Notwithstanding the foregoing, copies of the applicable books and records may be retained by or on behalf of the Acquired Fund as required by applicable law or as necessary for the Acquired Fund to prepare and file tax returns pursuant to paragraphs 5.12 and 5.13 of this Agreement.

1.3. The Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Closing Date, other than liabilities and obligations necessary or appropriate for the Acquired Fund’s normal investment operations. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, the “Liabilities”). Notwithstanding the foregoing, the Liabilities shall not include, and the Acquiring Fund shall not assume, any liability, cost, charge or obligation relating to any fee waiver or expense reimbursement arrangement between the Trust, on behalf of the Acquired Fund, and the Adviser, including without limitation any right of the Adviser to be reimbursed by the Acquired Fund for investment advisory fees previously waived or reduced, or expenses previously paid, by the Adviser with respect to the Acquired Fund; no such right shall be transferred to, assumed by, or enforceable against the Acquiring Fund. At and after the Closing, the Liabilities shall become and be the liabilities of the Acquiring Fund and may be enforced only against the Acquiring Fund. The Acquired Fund will declare and pay to the Acquired Fund Shareholders of record one or more dividends and/or other distributions on or as soon as practicable prior to the Closing Date so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current and all prior taxable periods ending on or before the Closing Date, and such additional amounts, if any, as are necessary to avoid the imposition of federal excise tax under Section 4982 of the Code.

1.4. Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will: (a) distribute to the Acquired Fund Shareholders of record (other than Cash-Out Shareholders) as of the Closing Date, on a pro rata basis, the Acquiring Fund Shares received by the Trust, on behalf of the Acquired Fund, pursuant to paragraph 1.1; (b) distribute cash, as provided in paragraph 1.1, in lieu of fractional Acquiring Fund Shares and to the Cash-Out Shareholders; and (c) completely liquidate. The aggregate net asset value of Acquiring Fund Shares to be credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date, less: (i) the value of cash to be distributed to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; and (ii) the value of cash to be distributed to Cash-Out Shareholders, who shall not receive a distribution of Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Acquired Fund Shares. All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.5. The Acquiring Fund Shares will be issued in the manner that complies with the Declaration of Trust and the By-Laws. Acquiring Fund Shares distributed to Acquired Fund Shareholders will be held in book-entry form through The Depository Trust Company (“DTC”) and credited to the brokerage accounts of Acquired Fund Shareholders through DTC participants; ownership of Acquiring Fund Shares by each Acquired Fund Shareholder will be recorded by such shareholder’s broker-dealer or other financial intermediary as a DTC participant (or through another DTC participant).

1.6. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than that of the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of the Closing Date shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred, and any request for such transfer shall be accompanied by proper documentation.

1.7. Except as otherwise expressly provided herein or agreed to in writing by the parties prior to the Closing Date, any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date. Thereafter, any such reporting responsibility shall be the responsibility of the Acquiring Fund.

2. VALUATION

2.1. The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange (“NYSE”) and after the declaration of any dividends on the Closing Date, or such other time as agreed to in writing by the parties (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the then-current prospectus and statement of additional information of the Acquired Fund and the valuation procedures established by the Board.

2.2. The net asset value per Acquiring Fund Share shall be computed as of the Valuation Date, using the valuation procedures set forth in the Acquired Fund’s then-current prospectus and statement of additional information and the valuation procedures established by the Board.

2.3. The number of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined by dividing the value of the net assets attributable to the Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value per Acquiring Fund Share, determined in accordance with paragraph 2.2. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares.

2.4. All computations of value shall be made by Ultimus Fund Solutions, LLC, in its capacity as administrator for the Funds, and shall be subject to review by the Funds’ independent registered public accounting firm.

3. CLOSING AND CLOSING DATE

3.1. The closing date shall be on or about December 4, 2026, or such other date as the parties may agree (the “Closing Date”). All acts taking place at the closing of the transactions provided for in this Agreement (the “Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern time. The Closing shall be held at the offices of the Trust or at such other time and/or place, including by virtual means, as the parties may agree. Without limiting the generality of the foregoing, and subject thereto, at the Closing, except as otherwise provided herein, all of the Assets, rights, privileges, powers and franchises of the Acquired Fund shall vest in the Acquiring Fund, and all Liabilities, obligations, restrictions, disabilities and duties of the Acquired Fund shall become the Liabilities, obligations, restrictions, disabilities and duties of the Acquiring Fund.

3.2. The Acquired Fund shall direct Brown Brothers Harriman & Co., as custodian for the Funds (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that the Assets have been delivered in proper form to the Acquiring Fund. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver the Assets as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Assets are deposited, and the requirements of Section 17(f) of the 1940 Act and the rules thereunder. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date. To the extent that any Assets of the Acquired Fund, for any reason, are not transferable at the Closing, the Acquired Fund shall cause such Assets to be transferred to the Acquiring Fund’s account with the Custodian at the earliest practicable date thereafter.

3.3. The Acquired Fund shall direct Ultimus Fund Solutions, LLC, as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of the outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Trust prior to the Closing Date a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund on the Closing Date, or provide other evidence satisfactory to the Acquired Fund as of the Closing Date that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4. In the event that on the Valuation Date: (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted; or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Board), the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5. If the Acquired Fund is unable to make delivery pursuant to paragraph 3.2 to the Custodian of any of the Assets for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to such Assets, executed copies of an agreement of assignment and due bills executed on behalf of such broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including brokers’

confirmation slips, and shall use its reasonable best efforts to deliver any such Assets to the Custodian for the account of the Acquiring Fund as soon as reasonably practicable.

4. REPRESENTATIONS AND WARRANTIES

4.1. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquired Fund, represents and warrants to the Trust, on behalf of the Acquiring Fund, as follows:

(a) The Acquired Fund is a duly established and designated series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Declaration of Trust and the By-Laws to own all of its properties and Assets and to carry on its business as it is now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), have not been revoked or rescinded and are in full force and effect;

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been or will be obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required by state securities laws and the Listing Exchange;

(d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the Closing Date conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a material violation of the Declaration of Trust or the By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, forward contracts and other similar instruments or transactions, and, as to any Trust-level agreement to which the Acquired Fund is a party together with one or more other series of the Trust, such agreement’s continued effectiveness with respect to any such other series) will terminate or be terminated with respect to the Acquired Fund without liability to the Acquired Fund on or prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquired Fund, or any of its Assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated;

(i) The Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Schedule of Investments of the Acquired Fund as of September 30, 2026 will have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent Liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since September 30, 2026, there has not been any material adverse change in the Acquired Fund’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s Liabilities, or the redemption of Acquired Fund Shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including, with respect to the taxable year that includes the Closing Date, the portion of such taxable year up to and including the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain (as defined in the Code) for all periods ending on or before the Closing Date;

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding and, subject to the qualifications set forth in the Declaration of Trust, fully paid and non-assessable by the Trust, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The information to be furnished by the Acquired Fund for use in registration statements, information statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(p) Insofar as it relates to the Acquired Fund, the Registration Statement will, from the effective date of the Registration Statement through the Closing Date: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Acquired Fund, as follows:

(a) The Acquiring Fund is a duly established and designated series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Declaration of Trust and the By-Laws to own all of its properties and assets and to carry on its business as it is proposed to be conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund Shares to be issued in connection with the Reorganization will be duly registered under the 1933 Act pursuant to the Registration Statement;

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required by state securities laws and the Listing Exchange;

(d) The prospectus and statement of additional information of the Acquiring Fund to be in effect as of the Closing Date will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a material violation of the Declaration of Trust or the By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(g) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and, subject to the qualifications set forth in the Declaration of Trust, will be fully paid and non-assessable by the Trust, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(h) At the Closing Date, the Acquiring Fund will have no assets (other than a de minimis amount of assets, if any, to facilitate the transactions described in this Agreement) and no liabilities of any kind, and the Acquiring Fund will not have commenced operations;

(i) The Acquiring Fund was established as a new series of the Trust for the purpose of effecting the transactions described in this Agreement and, prior to the Closing Date, will have carried on no business activity (apart from holding any initial investment of an initial shareholder), will not have prepared books of account and related records or financial statements or issued any shares except for a de minimis amount of shares, if any, issued in a private placement to an initial shareholder of the Acquiring Fund to facilitate its organization, and will not have had any tax attributes (including those specified in Section 381(c) of the Code). Immediately following the liquidation of the Acquired Fund as contemplated herein, 100% of the issued and outstanding Acquiring Fund Shares will be held by former holders of Acquired Fund Shares. The Acquiring Fund has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a regulated investment company under Subchapter M of the Code. However, upon filing its first federal income tax return following the completion of its first taxable year, the Acquiring Fund will elect to be treated as a regulated investment company under Section 852 of the Code and, from and after the beginning of its first taxable year, will take all steps necessary to ensure that it qualifies for taxation as a regulated investment company under Sections 851 and 852 of the Code. Immediately before the Closing Date, no federal, state or other tax returns of the Acquiring Fund will have been required by law to be filed and no federal, state or other taxes will be due by the Acquiring Fund; the Acquiring Fund will not have been required to pay any assessments; and the Acquiring Fund will not have any tax liabilities, tax deficiencies or tax liabilities asserted against it, and will not be under audit by the Internal Revenue Service or by any state or local tax authority;

(j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k) The information to be furnished by the Acquiring Fund for use in registration statements, information statements and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(l) Insofar as it relates to the Acquiring Fund, the Registration Statement will, from the effective date of the Registration Statement through the Closing Date: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (l) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder;

(m) The Acquiring Fund’s investment advisory agreement with the Adviser complies with Section 15 of the 1940 Act and has been, or prior to the Closing Date will have been, duly approved in accordance with Sections 15(a) and 15(c) of the 1940 Act; and

(n) The Acquiring Fund will operate as an ETF in reliance on Rule 6c-11 under the 1940 Act and will comply with the conditions of Rule 6c-11 as of the Closing Date, and the Trust, on behalf of the Acquiring Fund, has filed, or prior to the Closing Date will file, an application to list the Acquiring Fund Shares on the Listing Exchange.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1. The Acquired Fund will operate its business in the ordinary course consistent with past practice between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. The Acquiring Fund shall not publicly issue any shares or other securities, or conduct any business or activity prior to the Closing, except for such activity as is required to consummate the transactions contemplated by this Agreement.

5.2. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to the Acquired Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing and/or cash, as provided in paragraphs 1.1 and 1.4.

5.6. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.7. The Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm: (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder; and (b) the Acquiring Fund’s title to and possession of all the Assets and assumption of the Liabilities, and otherwise to carry out the intent and purpose of this Agreement.

5.8. The Trust will prepare and file the Registration Statement in compliance with the 1933 Act, the 1934 Act and the 1940 Act, which will include an information statement/prospectus to be delivered to Acquired Fund Shareholders in connection with the Reorganization.

5.9. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to commence and continue its operations after the Closing Date.

5.10. The Acquiring Fund will use its best efforts to cause the Acquiring Fund Shares to be approved for listing on the Listing Exchange, subject to notice of issuance, prior to the Closing Date.

5.11. Prior to the Closing Date, the Acquired Fund will provide, or cause to be provided, to Acquired Fund Shareholders who do not hold their Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares advance notice of the Reorganization and instructions describing the actions such shareholders must take to receive Acquiring Fund Shares in the Reorganization (including transferring their Acquired Fund Shares to a brokerage account that can accept Acquiring Fund Shares), and a reasonable opportunity to take such actions. Any such Acquired Fund Shareholder who has not taken such actions prior to the date specified in such notice (or such other date as the officers of the Trust may determine) shall be treated as a Cash-Out Shareholder and shall receive cash equal to the net asset value of such shareholder’s Acquired Fund Shares in accordance with paragraphs 1.1 and 1.4.

5.12. The Acquired Fund and the Acquiring Fund agree to treat the Reorganization as a “reorganization” within the meaning of Section 368(a)(1) of the Code and will file all tax returns consistently with such treatment. Neither the Acquired Fund nor the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, except as otherwise required pursuant to a “determination,” as such term is defined in Section 1313 of the Code.

5.13. The Acquired Fund shall prepare, or cause its agents to prepare, any federal, state, or local tax returns required to be filed by the Acquired Fund for taxable periods ending on or prior to the Closing Date, and shall cause such tax returns to be duly filed with the appropriate taxing authorities. The Acquiring Fund shall prepare, or cause its agents to prepare, any federal, state, or local tax returns required to be filed by the Acquiring Fund for taxable years ending after the Closing Date, and shall cause such tax returns to be duly filed with the appropriate taxing authorities.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the performance by the

Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. The Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request;

6.3. The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Acquired Fund Shareholders in connection with the Reorganization in lieu of fractional Acquiring Fund Shares.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust;

7.3. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

7.4. The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date;

7.5. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to the Acquired Fund Shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for all periods ending on or prior to the Closing, to the extent not otherwise already distributed; and (ii) such additional amounts, if any, as are necessary to avoid the imposition of federal excise tax under Section 4982 of the Code; and

7.6. The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Acquired Fund Shareholders in connection with the Reorganization in lieu of fractional Acquiring Fund Shares.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act, and no action, suit or other proceeding shall be pending or, to either party’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.2. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities, and of the Listing Exchange, deemed necessary by each party to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.3. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.4. The Acquiring Fund Shares shall have been approved for listing on the Listing Exchange, subject to official notice of issuance; and

8.5. Each of the parties shall have received an opinion from tax counsel to the Trust, substantially to the effect that, based upon certain facts, assumptions and representations, and the existing provisions of the Code and the Treasury regulations promulgated thereunder, for U.S. federal income tax purposes:

(a) The acquisition by the Acquiring Fund of all of the Assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all Liabilities of the Acquired Fund by the Acquiring Fund, followed by the distribution of Acquiring Fund Shares and cash in lieu of fractional shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in complete liquidation and termination of the Acquired Fund, will constitute a tax-free reorganization under Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) Under Sections 361 and 357(a) of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of the Assets to the Acquiring Fund in exchange solely for the assumption of all of the Acquired Fund’s Liabilities and the Acquiring Fund Shares, except that the Acquired Fund may be required to recognize gain or loss with respect to: (A) contracts described in Section 1256(b) of the Code; (B) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code; or (C) any other gain or loss required to be recognized upon the termination of a position, or upon the transfer of an asset, regardless of whether such transfer would otherwise be a nontaxable transaction under the Code;

(c) The Acquired Fund will not recognize gain or loss upon the distribution to the Acquired Fund Shareholders of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization;

(d) The Acquiring Fund will recognize no gain or loss upon receiving the Assets of the Acquired Fund in exchange solely for the assumption of all Liabilities of the Acquired Fund and the issuance of the Acquiring Fund Shares;

(e) The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for their Acquired Fund Shares (except with respect to cash received in lieu of fractional Acquiring Fund Shares);

(f) The aggregate basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder in the Reorganization will be the same as the aggregate basis of the Acquired Fund Shares exchanged therefor in the Reorganization (reduced by any amount of tax basis allocable to fractional Acquiring Fund Shares for which cash is received);

(g) Each Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the holding period during which such Acquired Fund Shareholder held the Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of the Reorganization;

(h) The tax basis of the Assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Acquired Fund immediately prior to the Reorganization;

(i) The holding period of the Assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those Assets were held by the Acquired Fund; and

(j) The Acquiring Fund will succeed to and take into account the tax attributes of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code and the regulations thereunder.

For the avoidance of doubt, for purposes of this paragraph 8.5, “Acquired Fund Shareholders” refers to shareholders of the Acquired Fund who hold their Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares and does not include Cash-Out Shareholders, who will generally recognize gain or loss on the cash received in the Reorganization as if they had redeemed their Acquired Fund Shares. The delivery of such opinion is conditioned upon receipt by counsel of customary representation letters that it shall request of the parties. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this paragraph 8.5.

8.6. The Trust’s registration statement on Form N-1A relating to the Acquiring Fund shall be effective under the 1933 Act, and the Acquiring Fund’s currently effective prospectus and statement of additional information included therein shall be in effect, in each case as of the Closing Date.

8.7. An investment advisory agreement between the Trust, on behalf of the applicable Fund, and the Adviser, approved in accordance with Section 15 of the 1940 Act, shall be in effect with respect to each of the Acquired Fund and the Acquiring Fund as of the Closing Date.

9. INDEMNIFICATION

9.1. The Trust, on behalf of the Acquiring Fund and solely out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund and the members of the Board and the Trust’s officers, employees and agents, in each case in their capacities as such with respect to the Acquired Fund (collectively, the “Acquired Fund Indemnified Parties”), from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement; provided that this indemnification shall not apply to the extent any such loss, claim, damage, liability or expense is due to any grossly negligent, intentional or fraudulent act, omission or error of the Acquired Fund Indemnified Parties.

9.2. The Trust, on behalf of the Acquired Fund and solely out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Fund and the members of the Board and the Trust’s officers, employees and agents, in each case in their capacities as such with respect to the Acquiring Fund (collectively, the “Acquiring Fund Indemnified Parties”), from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement; provided that this indemnification shall not apply to the extent any such loss, claim, damage, liability or expense is due to any grossly negligent, intentional or fraudulent act, omission or error of the Acquiring Fund Indemnified Parties.

10. BROKERAGE FEES AND EXPENSES

10.1. The Trust, on behalf of each of the Acquiring Fund and the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the Reorganization.

10.2. The expenses relating to the Reorganization, whether or not the Reorganization is consummated, will be borne by the Adviser (except for any brokerage commissions, transaction charges, trading taxes and other transaction costs associated with any purchases or sales of portfolio securities made in connection with the Reorganization, which will be borne by the applicable Fund). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, organization of the Acquiring Fund, preparation, printing and distribution of the Registration Statement and the information statement/prospectus included therein, legal fees, accounting fees, securities registration fees and Listing Exchange fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of the Acquired Fund or the Acquiring Fund as a “regulated investment company” within the meaning of Section 851 of the Code.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1. Each party to this Agreement agrees that it has not made any representation, warranty or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and the Acquiring Fund set forth in paragraphs 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board, on behalf of either the Acquiring Fund or the Acquired Fund, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with this Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively.

12.2. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or the Trust’s Trustees, officers or shareholders, except that the obligations of the Adviser under paragraph 10.2 with respect to expenses incurred prior to such termination shall survive any such termination.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, on behalf of the Funds; provided, however, that no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Trust, on behalf of the applicable Fund, at 555 Theodore Fremd Avenue, Suite A-101, Rye, New York 10580, in each case with a copy to Bo James Howell, FinTech Law, LLC. 6224 Turpin Hills Drive, Cincinnati, Ohio 45244.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

15.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and may be executed and delivered by facsimile or other electronic means (including electronic signature).

15.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

15.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto, the Acquired Fund Indemnified Parties, the Acquiring Fund Indemnified Parties and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the property of the Acquired Fund or the Acquiring Fund, as the case may be, as provided in the Declaration of Trust. The parties acknowledge that the Trust is a series trust and that, pursuant to Section 3804(a) of the Delaware Statutory Trust Act and the Declaration of Trust, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the Trust are enforceable only against the assets of that series, and not against the assets of the Trust generally or of any other series thereof. Accordingly, no series of the Trust other than the Acquired Fund shall be responsible for the obligations of the Trust, on behalf of the Acquired Fund, hereunder, and no series of the Trust other than the Acquiring Fund shall be responsible for the obligations of the Trust, on behalf of the Acquiring Fund, hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of such Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board, and this Agreement has been signed and delivered by authorized officers of the Trust acting as such, and neither such authorization by the Board nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the applicable Fund.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

NEW AGE ALPHA FUNDS TRUST,

on behalf of its series NAA Allocation Fund

By:
Name:
Title:

NEW AGE ALPHA FUNDS TRUST,

on behalf of its series NAA Allocation ETF

By:
Name:
Title:

New Age Alpha Advisors, LLC hereby agrees to the provisions set forth in paragraphs 10.2 and 12.2 of this Agreement.

NEW AGE ALPHA ADVISORS, LLC

By:
Name:
Title:

Appendix B: Additional Information Regarding the Acquiring Fund

OTHER INVESTMENT STRATEGIES AND RELATED RISKS

In addition to the strategies and risks described above, the Fund may invest in other types of securities whose risks are described below, along with certain non-principal risks of the Fund, such as operational risks. Additional information on non-principal investments and their risks can be found in the Fund’s Statement of Additional Information (“SAI”).

Cybersecurity Risk. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund may be susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include but are not limited to infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through hacking or other means for misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity failures or breaches by the Fund’s third-party service providers (including, but not limited to, the Adviser, distributor, custodian, transfer agent, and financial intermediaries) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of the Fund’s shareholders to transact business and the Funds to process transactions, inability to calculate the Fund’s net asset values, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and additional compliance costs. The Fund and its shareholders could be negatively impacted by successful cyber-attacks against or security breakdowns of the Fund or its third-party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cybersecurity plans and systems put in place by third-party service providers. Cybersecurity risks are also present for issuers of securities in which the Fund invests. This could result in adverse material consequences for such issuers and may cause the funds’ investment in such securities to lose value.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks and result in substantial breakdowns, delays, shutdowns, social isolation, and other disruptions to significant global, local, and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies, reduce the availability of potential investment opportunities, and increase the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives, adversely impacting Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s Adviser third-party service providers, and counterparties), sectors, industries, markets, securities, and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for specific instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. These could significantly impact the Fund’s performance, resulting in losses to your investment.

Investments in Money Market Instruments and Temporary Defensive Positions. The Fund will typically hold a portion of its assets in cash or cash equivalent securities, including short-term debt securities, repurchase agreements, and money market mutual fund shares (“Money Market Instruments”), to maintain liquidity or pending the selection of investments. The Fund can take temporary defensive positions to respond to adverse market, economic, political, or other conditions and, in doing so, may invest up to 100% of its assets in Money Market Instruments. When a Fund invests in a money market mutual fund, the shareholders of the Fund will be subject to duplicative management fees. To the extent a Fund holds other registered investment companies, including money market mutual funds, the Fund will incur acquired fund fees and expenses (as defined by the Securities and Exchange Commission (“SEC”)). Anytime a Fund takes a temporary defensive position, it will not achieve its investment objective.

Additional Information. Whether the Fund is an appropriate investment for an investor depends on the investor’s financial resources and individual investment goals and objectives. The Fund may not be suitable for investors who engage in short-term trading and other speculative strategies and styles.

FUND MANAGEMENT

The Investment Adviser

New Age Alpha Advisors, LLC (d/b/a New Age Alpha), located at 555 Theodore Fremd Avenue, Suite A101, Rye, New York 10580, is the Fund’s investment adviser. Under the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides the Funds with a continuous program of investing the Funds’ assets and determining the composition of the Funds’ portfolios. As of June 30, 2026, the Adviser had approximately $2.56 billion in assets under management. The Adviser provides investment advisory services to private funds, institutional investors, and high-net-worth individuals. Its services primarily focus on equity and fixed-income strategies using its proprietary h-factor investment methodology.

Under the Advisory Agreement, for its services, the Fund pays the Adviser a monthly investment advisory fee (“Management Fee”) computed at the annual rate of 0.95% of the average daily net assets of the Fund. To the extent the Fund’s assets are invested in other mutual funds or ETFs managed by the Adviser, the Adviser will waive the Management Fee on those assets. This waiver is a contractual term of the Expense Limitation Agreement described below.

Under the Expense Limitation Agreement with respect to the Fund, the Adviser has agreed to reduce the Management Fee and reimburse Fund expenses to the extent necessary to limit Total Annual Fund Operating Expenses to 0.99% of average daily net assets of the Fund.

Recovery of Previously Waived Fees and Reimbursed Expenses

The Expense Limitation Agreement permits the Adviser to be reimbursed by the Fund for investment advisory fees it has waived or reduced, and for expenses it has paid on the Fund’s behalf, for a period of three years from the date of the waiver, reduction, or payment. No reimbursement may be made if it would cause the Fund’s total annual operating expenses, after the reimbursement is taken into account, to exceed the lower of (i) the expense limit then in effect and (ii) the expense limit that was in effect at the time the amount to be reimbursed was waived, reduced or paid. Because the Fund’s management fee is 0.95% and its expense limit is 0.99%, the Fund’s other operating expenses would have to fall below 0.04% of average daily net assets before any reimbursement could be made. The Fund’s other expenses are currently estimated at 0.16%, and accordingly, the Adviser does not expect to be in a position to seek reimbursement. The Expense Limitation Agreement applies only to investment advisory fees waived or reduced, and expenses paid, by the Adviser with respect to the Fund on and after the closing of the Reorganization. Investment advisory fees waived or reduced, and expenses paid, by the Adviser with respect to the Predecessor Fund do not carry over to the Fund, and the Adviser has no right to be reimbursed by the Fund for any of those amounts, whether or not they remained unreimbursed or unexpired at the closing. As of March 31, 2026, $111,524 of fees waived and expenses reimbursed by the Adviser with respect to the Predecessor Fund remained subject to potential reimbursement by the Predecessor Fund; the Adviser will not be able to recover any part of that amount from the Fund. If the Expense Limitation Agreement terminates, the Adviser also loses the right to be reimbursed for any amount not paid as of the date of termination.

The Adviser is registered with the Commodity Futures Trading Commission as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association in such capacities.

The Fund’s initial shareholder report will include a discussion of the factors the Board considered in approving the Fund’s Advisory Agreement with the Adviser, including the Board’s conclusions concerning it.

Portfolio Managers

The following individuals have primary responsibility for the daily management of the Fund’s portfolio:

Armen Arus is the Co-Founder and Chief Executive Officer of New Age Alpha, LLC, the parent company of the Adviser and the Chief Executive Officer of the Adviser. Before founding the Adviser, Mr. Arus was the Co-Founder and Co-Chief Executive Officer of Transparent Value, LLC and Transparent Value Advisors, LLC from June 2003 to July 2017. Mr. Arus served as President of Transparent Value Trust from 2010 to 2015. Mr. Arus holds a B.S. in Business from New York University.

Julian Koski is the Co-Founder and Chief Investment Officer of New Age Alpha, LLC, the parent company of the Adviser and the Chief Investment Officer of the Adviser. From 2003 to 2015, Mr. Koski was the Co-Chief Executive Officer of Transparent Value, LLC and Transparent Value Advisors, LLC. He directed Transparent Value’s business development, marketing, and distribution activities and contributed to Transparent Value’s product development initiatives. Mr. Koski attended the University of Witwatersrand (South Africa) and the University of South Africa.

Konstantin Tourevski is a Managing Partner of the Adviser and has been in that role since 2019. From 2003 to 2019, Mr. Tourevski served various senior investment roles at Loews Corporation. Prior to that, Mr. Tourevski was an investment analyst at JP Morgan Asset Management. Mr. Tourevski holds a BA in Economics from New York University and an MBA from Columbia Business School; he is also a CFA Charterholder.

Gennadiy Khayutin is a Managing Partner of the Adviser. Before New Age Alpha, he was the CEO of AWSM, a financial literacy app for teens. Prior to that he was a Senior Portfolio Manager at Guggenheim Investments from 2013 to 2018. He holds a Bachelor of Science in Finance and Information Systems from New York University.

Hugo Chang is a Senior Managing Director of New Age Alpha in charge of Index Development. Before New Age Alpha, he held similar responsibilities at Invesco Indexing and as Vice President for Guggenheim Partners. Mr. Chang has also served as Senior Research Analyst for S&P Dow Jones Indices and was instrumental in custom index research and analytics. Mr. Chang has a master’s degree in Financial Engineering from the University of California, Berkeley and is a CFA Charterholder and Financial Risk Manager.

Burak Hurmeydan, Ph.D., will be the Head of Quantitative Strategies at New Age Alpha. Before New Age Alpha, he held similar responsibilities at Security Investors, LLC, also known as Guggenheim Investments, from 2011 through October 2024. He earned his B.S. in Economics from Eastern Mediterranean University and an M.S. degree in Economics from Louisiana State University. Dr. Hurmeydan earned a Ph.D. in Economics with a specialization in Financial Econometrics from Louisiana State University.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and their ownership of the Fund’s shares.

PURCHASE AND REDEMPTION OF SHARES

General

Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s Shares on the Exchange may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The Exchange intends to disseminate the approximate value of Shares of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value, and the Fund does not make any warranty as to its accuracy.

The NAV per Share for each Fund is determined once daily as of the close of the Exchange, usually 4:00 p.m. Eastern time, each day the Exchange is open for trading. NAV per Share is determined by dividing the value of a Fund’s portfolio securities, cash, and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the Exchange on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Board believes accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or a meaningful portion of a Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the Exchange. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Creation Units

Investors such as market makers, large investors, and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement (such investors being “authorized participants”) with the Fund’s distributor (the “Distributor”) and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units.

How to Buy Shares

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of securities that corresponds to the Fund’s portfolio holdings, as determined by the Adviser (the “Deposit Securities”), and generally make a small cash payment referred to as the “Cash Component.” For those authorized participants that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by a Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”), immediately prior to the opening of business each day of the Exchange. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the authorized participant may not be eligible to trade. The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Creation and redemption baskets may differ and the Fund will accept “custom baskets” in accordance with the requirements of Rule 6c-11 under the 1940 Act. Additional information regarding custom baskets is contained in the Fund’s SAI.

Orders must be placed in proper form by or through either (i), a “Participating Party” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Trust, the Distributor and the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the Distributor in proper form no later than the close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the Distributor no later than two hours prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an authorized participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such authorized participant or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $300 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate a Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at a Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the Exchange is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the Exchange, through the facilities of the NSCC, the list of the names and the numbers of Shares of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to a Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of a Fund may only be effected by or through an authorized participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, the order must be received by the transfer agent no later than 2:00 p.m. Eastern time.

A fixed redemption transaction fee of $300 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate a Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, a Fund may, in its discretion, reject any such request.

Purchase of Shares by Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies and by other companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act in the securities of other investment companies. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in Rule 12d1-4 promulgated under the 1940 Act, including that such investment companies enter into a written agreement with the Fund. In addition, for one (1) year after the effective date of Rule 12d1-4, registered investment companies are also permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order applicable to the Adviser and the Fund, including that such investment companies enter into a written agreement with the Fund. Registered investment companies that desire to invest in a Fund beyond the limits set forth in Section 12(d)(1), should contact the Trust to obtain the required written agreement.

Calculation of Net Asset Value

The Fund’s NAV is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of Shares outstanding as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern Time) on each day that the Exchange is open for business.

In computing the NAV for the Fund, current market value is used to value portfolio securities with respect to which market quotations are readily available, except short-term investments with remaining maturities of 60 days or less which are valued at amortized cost. Pursuant to Board-approved policies, the Fund relies on certain security pricing services to provide current market value of securities.

Rule 2a-5 under the 1940 Act established an updated regulatory framework for registered investment companies’ fair valuation practices. Under the rule, more of the Fund’s securities may be subject to fair value pricing. The Fund’s fair value policies and procedures and valuation practices are designed to comply with Rule 2a-5. The Board has designated the Adviser as its “valuation designee” under Rule 2a-5 under the 1940 Act, subject to its oversight. Securities for which market quotations are unavailable or unreliable are valued at fair value as determined in good faith by the valuation designee under its valuation policies and procedures, which the Board has approved. The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Adviser has developed procedures that utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service, if applicable, does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. While fair value determinations will be based upon all available factors that the Adviser deems relevant at the time of the determination, fair value represents only a good faith approximation of the value of an asset or liability. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security at approximately the time it determines its NAV per share. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when the Adviser values a holding or holdings at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by the Adviser concerning services for which it receives an asset-based fee. For more information on the Trust’s fair value procedures, please see the section titled Calculation of Share Price in the SAI.

Frequent Purchases and Sales of Fund Shares

The Board has not adopted policies and procedures with respect to frequent purchases and sales of Fund Shares. Frequent purchases and sales of the Fund’s Shares in the secondary market are not expected to subject the Fund to the harmful effects of market timing and excessive trading such as dilution, the disruption of portfolio management, an increase in portfolio trading costs, and/or the realization of capital gains since these transactions do not involve the Fund directly. It is not anticipated that these effects will materialize as a result of the issuance and redemption of Creation Units by the Fund since these transactions will generally be processed on an in-kind basis (that is for a basket of portfolio securities and not for cash). Transaction fees will be imposed on purchases and redemptions of Creation Units to offset custodial and other costs to a Fund incurred in processing the transactions in-kind. To the extent that the Fund permits the purchase or redemption of Creation Units in part or wholly in cash, higher transaction fees will be imposed to offset the applicable Fund’s increased trading costs to purchase or redeem portfolio securities in connection these transactions.

PORTFOLIO HOLDINGS INFORMATION

The Fund’s portfolio holdings are disclosed each day on its website at www.naafunds.com. Policies and procedures with respect to the disclosure of portfolio securities is available in the SAI and on the Fund’s website.

DISTRIBUTION OF THE FUND

Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the distributor of Creation Units for the Fund on an agency basis and does not maintain a secondary market in Fund shares. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Payments to Financial Intermediaries

The Distributor, the Adviser, and their affiliates may pay, out of their own profits and reasonable resources, amounts (including items of material value) to certain financial intermediaries for the sale of Fund Shares or related services. The amounts of these payments could be significant and may create an incentive for the financial intermediaries or their employees or associated persons to recommend or sell Fund Shares to you. These payments are not reflected in the fees and expenses listed in the fee table section of this Prospectus because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Fund Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. Ask your financial intermediary for information about any payments it receives from the Distributor, the Adviser, their affiliates, or the Fund and any services the financial intermediary provides to the Fund. The SAI contains additional information on the types of additional payments that may be paid.

DIVIDENDS AND DISTRIBUTIONS

Fund shareholders are entitled to their share of a Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Funds typically earn income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Funds realize capital gains or losses whenever they sell securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders annually. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), or for other tax or operational reasons. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in a fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

TAX CONSEQUENCES

Federal Income Taxes

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Shares of a Fund. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a Shareholder holds Shares as capital assets within the meaning of the Code and does not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares of a Fund to Shareholders holding Shares through a partnership (or other pass-through entity) or to Shareholders subject to special tax rules. Prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in Shares based on their particular circumstances.

The Funds have not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained.

Tax Treatment of the Fund

Each Fund intends to qualify and elect to be treated as a “regulated investment company” under the Code. To qualify and maintain its tax status as a regulated investment company, a Fund must annually meet certain income and asset diversification requirements and must distribute annually at least the sum of 90% of its “investment company taxable income” (which includes dividends, interest, and net short-term capital gains) and 90% of its net exempt interest income.

As a regulated investment company, a Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its Shareholders. If a Fund fails to qualify as a regulated investment company for any year (subject to certain curative measures allowed by the Code) the Fund will be subject to regular corporate-level income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its Shareholders. In addition, distributions will be taxable to Shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

A Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if a Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include in income each year a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, the Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. The Fund may realize gains or losses from such sales, in which event its Shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

The Fund will be subject to a 4% excise tax on certain undistributed income if the Fund does not distribute to its Shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, as well as 100% of any previously undistributed income from prior years. The Fund intends to make distributions necessary to avoid the 4% excise tax.

Tax Treatment of the Shareholders

Fund Distributions. In general, Fund distributions are subject to federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Shares. However, any Fund distribution declared in October, November, or December of any calendar year and payable to Shareholders of record on a specified date during such month will be deemed to have been received by each Shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of the Fund’s net investment income (except, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of the Fund’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of a Shareholder’s holding period in the Shares. Distributions of qualifying dividend income are taxable as long-term capital gain to the extent of a Fund’s current or accumulated earnings and profits, provided that the Shareholder meets certain holding period and other requirements with respect to its Shares and the Fund meets certain holding period and other requirements with respect to its dividend-paying stocks.

Each Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its Shareholders no later than 60 days after its year-end, a Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution”. In that event, the Fund pays income tax on the retained long-term capital gain, and each Shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, each Shareholder can claim a refundable tax credit for the Shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the Shares by an amount equal to the Shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the Shareholder’s tax credit.

Long-term capital gains of non-corporate Shareholders (i.e., individuals, trusts, and estates) are taxed at a maximum rate of 20%.

In addition, high-income individuals (and certain other trusts and estates) are subject to a 3.8% Medicare contribution tax on net investment income (which generally includes all Fund distributions and gains from the sale of Shares) in addition to otherwise applicable federal income tax. Please consult your tax advisor regarding this tax.

Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Sales of Shares. Any capital gain or loss realized upon a sale of Shares is treated generally as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale of Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to the Shares.

Creation Unit Issues and Redemptions. On an issue of Shares of a Fund as part of a Creation Unit where the creation is conducted in-kind, an authorized participant recognizes capital gain or loss equal to the difference between (1) the fair market value (at issue) of the issued Shares (plus any cash received by the authorized participant as part of the issue) and (2) the authorized participant’s aggregate basis in the exchanged securities (plus any cash paid by the authorized participant as part of the issue). On a redemption of Shares as part of a Creation Unit where the redemption is conducted in-kind, an authorized participant recognizes capital gain or loss equal to the difference between (1) the fair market value (at redemption) of the securities received (plus any cash received by the authorized participant as part of the redemption) and (2) the authorized participant’s basis in the redeemed Shares (plus any cash paid by the authorized participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the authorized participant’s economic position, that any loss on creation or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

Back-Up Withholding The Funds may be required to report certain information on a Shareholder to the IRS and withhold federal income tax (“backup withholding”) at a 24% rate from all taxable distributions and redemption proceeds payable to the Shareholder if the Shareholder fails to provide the Funds with a correct taxpayer identification number (in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN or W-8BEN-E, as applicable, in the case of a foreign Shareholder) or if the IRS notifies the Funds that the Shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Shareholder’s federal income tax liability.

Special Issues for Foreign Shareholders. If a Shareholder is not a U.S. citizen or resident or if a Shareholder is a foreign entity, a Fund’s ordinary income dividends (including distributions of amounts that would not be subject to U.S. withholding tax if paid directly to foreign Shareholders) will be subject, in general, to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However, interest-related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the foreign Shareholder furnishes the Fund with a completed IRS Form W-8BEN or W-8BEN-E, as applicable, (or acceptable substitute documentation) establishing the Shareholder’s status as foreign and the Fund does not have actual knowledge or reason to know that the foreign Shareholder would be subject to withholding tax if the foreign Shareholder were to receive the related amounts directly rather than as dividends from the Fund.

The Foreign Account Tax Compliance Act (FATCA) subjects foreign Shareholders to U.S. withholding tax of 30% on all U.S. source income (including all dividends from the Funds), and, beginning in 2019, on the gross proceeds from the sale of U.S. stocks and securities (including the sale of Shares), unless they comply with certain reporting requirements. Complying with such requirements will require the Shareholder to provide and certify certain information about itself and (where applicable) its beneficial owners, and foreign financial institutions generally will be required to enter in an agreement with the U.S. Internal Revenue Service or a tax authority in the institution’s own country to provide certain information regarding such Shareholder’s account holders. Please consult your tax advisor regarding this tax.

To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through back-up withholding, a foreign Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the foreign Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

For a more detailed tax discussion regarding an investment in the Funds, please see the section of the SAI entitled “Taxation.”

PART B

STATEMENT OF ADDITIONAL INFORMATION

New Age Alpha Funds Trust

November 2, 2026

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of Beneficial Interest of:
NAA Allocation Fund Class A (TVRAX) Class C (TVRCX) Institutional Class (TVRIX) Class P (TVFRX) (a series of New Age Alpha Funds Trust)	NAA Allocation ETF (Ticker: HFA) (a series of New Age Alpha Funds Trust)

This Statement of Additional Information (this “SAI”) of New Age Alpha Funds Trust (the “Trust”) is available to the shareholders of the NAA Allocation Fund (the “Target Fund”), a series of the Trust, in connection with the proposed reorganization (the “Reorganization”) whereby all of the assets and liabilities of the Target Fund will be transferred to the NAA Allocation ETF (the “Acquiring Fund”; together with the Target Fund, the “Funds,” and each a “Fund”), a series of the Trust, in exchange for shares of the Acquiring Fund.

This SAI consists of: (i) this cover page; and (ii) the following documents, each of which has been filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein:

●	The Statement of Additional Information of the Target Fund dated January 28, 2026 (Accession No. 0001580642-26-000493);

●	The Statement of Additional Information of the Acquiring Fund dated [____________], 2026 [Accession No. __________];

●	The audited financial statements of the Target Fund, and the report of the independent registered public accounting firm thereon, included in the Target Fund’s Annual Report to shareholders for the fiscal year ended September 30, 2025 (Accession No. 0001580642-26-000369); and

●	The unaudited financial statements of the Target Fund included in the Target Fund’s Semi-Annual Report to shareholders for the fiscal period ended March 31, 2026 (Accession No. 0001580642-26-003637).

This SAI is not a prospectus. A combined Information Statement/Prospectus dated November 2, 2026, relating to the Reorganization (the “Information Statement/Prospectus”) may be obtained, without charge, by writing to New Age Alpha Funds Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling (833) 840-3937, or by visiting www.naafunds.com. This SAI should be read in conjunction with the Information Statement/Prospectus, which is incorporated by reference herein.

1

Supplemental Financial Information

A table showing the fees and expenses of the Acquiring Fund and Target Fund and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to its proposed Reorganization is included in the section titled “COMPARISON OF THE FUNDS’ FEES AND EXPENSES” of the Information Statement/Prospectus.

There are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund.

Because the Acquiring Fund has substantially similar principal investment strategies as the Target Fund, the Reorganization is not expected to result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of its corresponding Acquiring Fund. Accordingly, a schedule of investments of the Target Fund modified to reflect such changes is not included. Notwithstanding the foregoing, changes may be made to the Target Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization. Any such changes to the portfolios would be in the normal course of business and not as a part of the Reorganization.

2

NEW AGE ALPHA FUNDS TRUST

PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended, officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other people for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

The Registrant’s Trust Instrument (Exhibit 28(a) to the Registrant Statement), investment advisory agreements (Exhibit 28(d) to the Registration Statement), distribution agreements (Exhibit 28(e) to the Registration Statement) and administration agreements (Exhibit 28(h) to the Registrant Statement) provide for indemnification of certain persons acting on behalf of the Registrant. The Registrant may, from time to time, enter other contractual arrangements that provide for indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant under the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

1.		Agreement and Declaration of Trust (the “Trust Instrument”).[1]
2.		By-Laws.[1]
3.		Voting Trust Agreement – Not Applicable.
4.		Form of Agreement and Plan of Reorganization – Filed herewith as Appendix A to this Proxy Statement/Prospectus.
5.		See the Trust Instrument (Exhibit 1 above) and the By-Laws (Exhibit 2 above)
6.	(a)	Investment Advisory Agreement dated June 4, 2024 between the Registrant, on behalf of the NAA Large Core Fund, and New Age Alpha Advisors, LLC.[2]
	(b)	Schedule A-1 to the Investment Advisory Agreement between the Registrant, on behalf of the Funds (other than NAA Allocation ETF), and New Age Alpha Advisors, LLC.[3]
	(c)	Schedule A-2 to the Investment Advisory Agreement between the Registrant, on behalf of the Funds, and New Age Alpha Advisors, LLC, to be filed by amendment.

7.	(a)	Underwriting Agreement, dated July 1, 2025, between the Registrant, on behalf of the Funds (other than NAA Allocation ETF), and Ultimus Fund Distributors, LLC.[5]
	(b)	ETF Distribution Agreement between the Registrant, on behalf of the NAA Allocation ETF, and Ultimus Fund Distributors, LLC, to be filed by amendment.
8.		Bonus or Profit Sharing Contracts – Not Applicable.
9.	(a)	Custody Agreement between the Registrant, on behalf of the Funds, and Brown Brothers Harriman & Co., as Custodian.[2]
	(b)	Amendment to the Custody Agreement between the Registrant, on behalf of the Funds, and Brown Brothers Harriman & Co.[4]
	(c)	Amendment to the Custodian Agreement between the Registrant, on behalf of the Funds, and Brown Brothers Harriman & Co, to be filed by amendment.
10.	(a)	Distribution Plan under Rule 12b-1 for the Funds (other than NAA Allocation ETF).[3]
	(c)	Rule 18f-3 Plan for the Funds (other than NAA Allocation ETF).[1]
11.		Opinion and Consent of FinTech Law, LLC as to the legality of shares being registered with respect to the Funds, filed herewith.
12.		Form of Tax Opinion, filed herewith.
13.	(a)	Master Services Agreement, dated June 6, 2024, between the Registrant, on behalf of the NAA Large Core Fund, and Ultimus Fund Solutions, LLC.[2]
	(b)	Amended Schedule A to the Master Services Agreement between the Registrant, on behalf of the Funds (other than NAA Allocation ETF), and Ultimus Fund Solutions, LLC.[3]
	(c)	Expense Limitation Agreement between the Registrant, on behalf of the NAA Large Core Fund, and New Age Alpha Advisors, LLC, as Adviser.[2]
	(d)	Schedule A-4 to the Expense Limitation Agreement between the Registrant, on behalf of the Funds other than the NAA Opportunity Fund and NAA Allocation ETF, and New Age Alpha Advisors, LLC.[5]
	(e)	Schedule A-5 to the Expense Limitation Agreement between the Registrant, on behalf of the Funds, and New Age Alpha Advisors, LLC, to be filed by amendment.
	(f)	Expense Limitation Agreement between the Registrant, on behalf of the NAA Opportunity Fund, and New Age Alpha Advisors, LLC.[5]
	(g)	ETF Master Services Agreement, dated [December 4], 2026, between the Registrant, on behalf of the NAA Allocation ETF, and Ultimus Fund Solutions, LLC, to be filed by amendment.
14.		Consent of Independent Registered Public Accounting Firm, filed herewith.
15.		Omitted Financial Statements – Not Applicable.
16.		Powers of Attorney.[6]
17.		Additional Exhibits – Not Applicable.
18.		Filing Fee Exhibit – Not Applicable.

[1]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed May 8, 2024.

[2]	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed June 12, 2024.
[3]	Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed on September 3, 2024.
[4]	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2025.
[5]	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2026.
[6]	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 filed on September 25, 2026.

ITEM 17. UNDERTAKINGS.

(1)            The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)            The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)       The undersigned registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Rye and the State of New York, on the 30th day of October, 2026.

New Age Alpha Funds Trust

By:	/s/ Keith D. Kemp
Keith D. Kemp, President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

*		October 30, 2026
Richard C. Butt, Trustee		Date

*		October 30, 2026
Colin W. Devine, Trustee		Date

*		October 30, 2026
Jeremy O. May, Trustee		Date
/s/ Armen Arus		October 30, 2026
Armen Arus, Trustee		Date

/s/ Keith D. Kemp		October 30, 2026
Keith D. Kemp, President, Principal Executive Officer, and Principal Accounting Officer		Date
* By:	/s/ Keith D. Kemp	October 30, 2026
Keith D. Kemp, Attorney-in-Fact		Date

*       Attorney-in-fact pursuant to Powers of Attorney.

EXHIBIT INDEX

11. Opinion and Consent of FinTech Law, LLC

12. Form of Tax Opinion

14. Consent of Independent Registered Public Accounting Firm